UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Future Vision II Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Future Vision II Acquisition Corp.

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District, Shanghai, China

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 21, 2026

TO THE SHAREHOLDERS OF FUTURE VISION II ACQUISITION CORP.:

You are cordially invited to attend an extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Future Vision II Acquisition Corp. (the “Company,” “Future Vision,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, to be held at 10:00 a.m. Beijing Time, on August 21, 2026. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of the Company (the “Current MAOA”), the physical location of the Extraordinary Meeting shall be at the offices of the Company located at Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China. At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1. Proposal No. 1 – Adoption of Amended and Restated MAOA Proposal

A proposal by special resolution, to amend and restate the Company’s Current MAOA by deleting the Current MAOA in its entirety and substituting it by the adoption of the amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement (the “Amended and Restated MAOA”), to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering (the “IPO”), by September 13, 2026 (the “Termination Date”), and if the Company does not consummate a business combination by the Termination Date, the Termination Date may be extended up to 12 times, each by an additional one-month extension, for a total of up to 12 months to September 13, 2027 (the “New Monthly Extension”), representing the maximum 36-month period from the effectiveness of the IPO registration statement allowed by Nasdaq Listing Rule IM-5101-2, without the need for any further approval of the Company’s shareholders (such proposal, the “Adoption of Amended and Restated MAOA Proposal”). The full wording of the special resolution to approve the Adoption of Amended and Restated MAOA Proposal is set out in Annex A to the accompanying proxy statement.

2. Proposal No. 2 – Trust Amendment Proposal

A proposal to approve by the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Adoption of Amended and Restated MAOA Proposal, the “Extension Proposals”).

3. Proposal No. 3 – Adjournment Proposal

A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals or if we determine that additional time is necessary to effectuate any of the proposals (the “Adjournment Proposal” and together with the Extension Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Effects of the Adoption of Amended and Restated MAOA Proposal and Trust Amendment Proposal

If the shareholders approve the Extension Proposals, the Company will have until September 13, 2026 to consummate an initial business combination, and, without another shareholder vote, may elect for the New Monthly Extensions for up to 12 times, up to September 13, 2027 (the “Extended Termination Date”), by depositing the New Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each New Monthly Extension, Hwei Super Speed Co., Ltd. (the “Sponsor”) and/or its designee will deposit the lesser of (i) $65,000 for all remaining public shares and (ii)$0.0333 for each remaining public share in the Trust Account (each, a “New Extension Fee”). The first New Extension Fee after the approval of the Adoption of Amended and Restated MAOA Proposal must be made by September 13, 2026, while the subsequent New Extension Fee must be deposited into the Trust Account by the 13th of each succeeding month until September 13, 2027.

Proposal Cross Conditioning

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement.

Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

Purpose of the EGM

The purpose of the Extension Proposals is to allow Future Vision more time and flexibility to consummate its initial business combination. If these proposals are not approved and the Company does not consummate its initial business combination by September 13, 2026, the Company will be required under its Current MAOA to cease all operations except for the purpose of winding up and to force a liquidation. In the event of such a forced liquidation, the Company will, as promptly as reasonably possible but not more than ten (10) business days following September 13, 2026, redeem the public shares and distribute the funds held in the Trust Account (less up to US$50,000 of interest to pay dissolution expenses); however, the actual timing of when public shareholders receive such redemption payments in their individual brokerage accounts may be subject to administrative delays due to the liquidation of Trust Account assets by the trustee, and coordination and processing times by the transfer agent, the Depository Trust Company (DTC), and individual broker-dealers.

On January 16, 2026, Future Vision entered into a Merger Agreement (the “Business Combination Agreement”) with Future Vision II Acquisition Merger Subsidiary Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and MicroTouch Technology INC (“MicroTouch”), pursuant to which, among other things, Merger Sub will merge with and into MicroTouch, with MicroTouch surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination” or “MicroTouch Transactions”). Upon the consummation of the Business Combination, the Company will change its name to “MicroTouch Inc.” and MicroTouch shareholders will receive shares of the Company as consideration.

The Company and MicroTouch filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Business Combination Registration Statement”) in connection with the proposed MicroTouch Transactions, which was declared effective by the SEC on June 26, 2026. Pursuant to the Company’s Current MAOA, the Company currently has until August 13, 2026 (or up to September 13, 2026, if fully extended) to complete the MicroTouch Transactions.

The MicroTouch Transactions were submitted to shareholders of the Company for approval at an extraordinary general meeting held on July 23, 2026. Although the shareholders of the Company approved the MicroTouch Transactions at that extraordinary general meeting, the consummation of the MicroTouch Transactions remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of the post-combination company by The Nasdaq Stock Market LLC (“Nasdaq”). The board of directors of the Company (the “Board”) is not certain whether there will be sufficient time before September 13, 2026, for the Company to complete the MicroTouch Transactions. Given the Company’s expenditure of time, effort and resources on identifying the target business and completing the MicroTouch Transactions, and in order to best use the working capital available to the Company, the Board has determined that, if the Company is not reasonably expected to consummate the MicroTouch Transactions by September 13, 2026, it is in the interests of our shareholders to approve the Extension Proposals in order to adopt the Amended and Restated MAOA and the Trust Amendment. Assuming that the Extension Proposals are approved and the Current MAOA and the Trust Agreement are amended, the Company will potentially have an extended amount of time to consummate the MicroTouch Transactions or an alternative initial business combination before the Extended Termination Date.

Notwithstanding the foregoing, if (i) the Extension Proposals are not approved or implemented, and (ii) the MicroTouch Transactions or an alternative business combination are not completed on or before September 13, 2026, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), provided that the actual timing of when public shareholders receive such redemption payments may be subject to further administrative delays as described elsewhere in this Notice, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

For further details about the reasons for the Extension Proposals, see the sections titled “Proposal No. 1 — The Adoption of Amended and Restated MAOA Proposal — Reasons for the Adoption of Amended and Restated MAOA Proposal” and “Proposal No. 2 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals. The Adjournment Proposal, if required and approved, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies.

The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Record Date

The Board has fixed the close of business on July 24, 2026 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Extraordinary Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s ordinary shares on the Record Date are entitled to receive notice of and vote at the Extraordinary Meeting or any adjournment thereof.

Redemption Rights

In connection with the Extension Proposals, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (an “Extension Redemption Election”), regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all. The deadline to make an Extension Redemption Election is 5:00 p.m. Eastern Time on August 19, 2026 (two business days prior to the scheduled vote at the Extraordinary Meeting) (the “Extension Redemption Deadline”). The public shareholder may tender its shares by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and rights prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares and rights, or if a holder holds units registered in its own name, the holder must contact Transhare Corporation (in its capacity as the Company’s transfer agent, the “transfer agent”) directly and instruct it to do so.

Any request for Extension Redemption Election, once made by a public shareholder, may be withdrawn at any time prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Withdrawal Deadline”). If you deliver your shares for Extension Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares electronically. We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Extension Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Such a request must be made by contacting the transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Redemption Process for Shares Previously Tendered in Connection with the Business Combination Meeting

If you previously elected to redeem your public shares in connection with the extraordinary general meeting held on July 23, 2026, to approve the MicroTouch Transactions (the “Business Combination Meeting”), those shares will not be redeemed until the consummation of the Business Combination as per our Current MAOA. Because shareholders retain legal ownership of their shares on the Company’s books even after being processed through broker accounts for the Business Combination Meeting, you maintain the right to make a separate Extension Redemption Election for this Extraordinary Meeting.

If you want to ensure your public shares are redeemed in connection with the Extension Proposals (rather than waiting for the consummation of the Business Combination), you must (or must direct your bank, broker or other nominee to) affirmatively instruct Transhare Corporation to redeem such public shares in connection with the Extension Proposals no later than 5:00 p.m. Eastern Time on August 19, 2026 (the Extension Redemption Deadline).

If you make an Extension Redemption Election for this Extraordinary Meeting but subsequently wish to withdraw that election prior to the scheduled vote, you must take affirmative steps to preserve your original election to redeem your shares in connection with the Business Combination Meeting. Specifically, you must instruct your broker to notify Transhare Corporation of your withdrawal in writing. If you simply instruct your broker to withdraw your shares from Transhare Corporation’s custody via the DWAC system, such action will act as a complete cancellation of ALL pending redemption requests, including your prior election for the Business Combination Meeting. Provided you properly execute a written withdrawal without removing the shares from Transhare Corporation’s custody, your shares will not be redeemed for cash immediately following this Extraordinary Meeting, but will instead remain in the Trust Account and continue to be subject to redemption upon the consummation of the Business Combination.

If you previously submitted your public shares for redemption in connection with the Business Combination Meeting but do not specifically instruct Transhare Corporation to redeem them in connection with this Extraordinary Meeting, your public shares will remain subject to redemption only upon the consummation of the Business Combination. However, if the Extension Proposals are not implemented and the Business Combination is not consummated by September 13, 2026, the Company will wind up and liquidate, and all public shares will be redeemed in accordance with the Current MAOA.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to the applicable provisions of the Current MAOA. For the duration of such postponement, to the extent a public shareholder has made the Extension Redemption Election and has tendered or delivered its shares and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares.

The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAOA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. There will be no redemption rights or liquidating distributions with respect to the rights included in the units sold in the IPO (the “Public Units”). The rights will expire worthless in the event that the Company winds up. Each Public Unit consists of one ordinary share (the “Ordinary Shares”), and one Right to receive one-tenth (1/10th) of one Ordinary Share.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO VOTE OR AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE Adoption of Amended and Restated MAOA PROPOSAL AND THE TRUST AMENDMENT PROPOSAL IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE THE EXTRAORDINARY MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS ON THE RECORD DATE, AND WHETHER THEY VOTE FOR OR AGAINST, OR ABSTAIN FROM VOTING ON, THE EXTENSION PROPOSALS.

If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election, or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they made a redemption election previously, or in connection with the consummation of a future business combination assuming that the MicroTouch Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination, or if the Company has not completed a business combination within the timeline that the Company has to complete an initial business combination (the “Prescribed Timeline”).

Redemption Price

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of July 24, 2026, the Record Date, this would amount to approximately $10.97 per public share. The closing price of the public shares on Nasdaq on July 24, 2026, the Record Date, was $11.00. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Furthermore, shareholders should note that the figures presented above are historical snapshots and estimates as of the Record Date. The actual market price of our Ordinary Shares may fluctuate significantly between the Record Date and the time of the Extraordinary Meeting. Additionally, the final per-share redemption price paid to redeeming shareholders will be calculated based on the actual funds in the Trust Account at the time of redemption, which will reflect additional interest accrued and any taxes payable. Therefore, the actual premium or discount experienced by a redeeming shareholder may differ from this estimate.

In consideration of the Adoption of Amended and Restated MAOA Proposal, the Company’s shareholders should be aware that if the Adoption of Amended and Restated MAOA Proposal is approved (and not abandoned), the Company will incur additional expenses in seeking to complete the MicroTouch Transactions or an alternative business combination, in addition to the payment of extension fees.

Proposal Approval Thresholds

Approval of the Adoption of Amended and Restated MAOA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution in person or by proxy at the Extraordinary Meeting at which a quorum is present.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution in person or by proxy at the Extraordinary Meeting at which a quorum is present.

You are not being asked to vote on the Company’s Business Combination at this time. The Company’s shareholders already approved the MicroTouch Transactions at the Business Combination Meeting held on July 23, 2026. For more information in connection with the Business Combination, please refer to the Business Combination Registration Statement on Form S-4 (File No. 333-295750), which was declared effective by the SEC on June 26, 2026.

After careful consideration of all relevant factors, the Board has determined that the Adoption of Amended and Restated MAOA Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal, are advisable and in the best interests of the Company, and recommends that you vote or give instruction to vote “FOR” each of the Adoption of Amended and Restated MAOA Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal.

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares. Your failure to vote or instruct your broker or bank how to vote will have the same effect as abstaining in respect of the Extension Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 19, 2026 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING), THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE A REDEMPTION WITHDRAWAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT NO LATER THAN 5:00 P.M. EASTERN TIME ON AUGUST 19, 2026 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING), THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT. IMPORTANTLY, IF YOU PREVIOUSLY ELECTED TO REDEEM YOUR SHARES IN CONNECTION WITH THE BUSINESS COMBINATION MEETING, AN IMPROPER REVERSAL OF YOUR EXTENSION REDEMPTION ELECTION (SUCH AS INSTRUCTING YOUR BROKER TO WITHDRAW THE SHARES FROM THE TRANSFER AGENT’S CUSTODY VIA THE DWAC SYSTEM) WILL ACT AS A CANCELLATION OF ALL PENDING REDEMPTION REQUESTS, INCLUDING YOUR PRIOR BUSINESS COMBINATION REDEMPTION REQUEST. TO PRESERVE YOUR PRIOR BUSINESS COMBINATION REDEMPTION ELECTION, YOU MUST STRICTLY FOLLOW THE WRITTEN WITHDRAWAL INSTRUCTIONS SET FORTH IN THIS PROXY STATEMENT.

Enclosed is the proxy statement containing detailed information concerning the Extraordinary Meeting, the Adoption of Amended and Restated MAOA Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Extraordinary Meeting. Whether or not you plan to attend the Extraordinary Meeting, the Company urges you to read this material carefully and vote your shares.

This Notice of Extraordinary Meeting and the accompanying proxy statement are dated August 7, 2026 and are first being mailed to shareholders on or about August 14, 2026.

By Order of the Board of Directors,

/s/ Danhua Xu
Danhua Xu
Chairwoman of the Board of Directors

PROXY STATEMENT — DATED AUGUST 7, 2026

Future Vision II Acquisition Corp.

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District,

Shanghai, China

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 21, 2026

An extraordinary general meeting of shareholders (the “Extraordinary Meeting”) of Future Vision II Acquisition Corp. (the “Company,” “Future Vision,” “we,” “us” or “our”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 10:00 a.m. Beijing Time, on August 21, 2026. For the purposes of Cayman Islands law and the amended and restated memorandum and articles of association of the Company (the “Current MAOA”), the physical location of the Extraordinary Meeting shall be at the offices of the Company located at Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China.

Proposals to be Voted Upon

At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.	Proposal No. 1 – Adoption of Amended and Restated MAOA Proposal – A proposal by special resolution, to amend and restate the Company’s Current MAOA by deleting the Current MAOA in its entirety and substituting it by the adoption of the amended and restated memorandum and articles of association in the form substantially set forth in Annex A to the accompanying proxy statement (the “Amended and Restated MAOA”), to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering (the “IPO”), by September 13, 2026 (the “Termination Date”), and if the Company does not consummate a business combination by the Termination Date, the Termination Date may be extended up to 12 times, each by an additional one-month extension, for a total of up to 12 months to September 13, 2027 (the “New Monthly Extension”), representing the maximum 36-month period from the effectiveness of the IPO registration statement allowed by Nasdaq Listing Rule IM-5101-2, without the need for any further approval of the Company’s shareholders (such proposal, the “Adoption of Amended and Restated MAOA Proposal”). The full wording of the special resolution to approve the Adoption of Amended and Restated MAOA Proposal is set out in Annex A to the accompanying proxy statement.

2.	Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Adoption of Amended and Restated MAOA Proposal, the “Extension Proposals”).

3.	Proposal No. 3 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Extension Proposals (the “Adjournment Proposal” and together with the Extension Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Effects of the Proposals

If the shareholders approve the Extensions Proposal, the Company will have until September 13, 2026 to consummate an initial business combination, and, without another shareholder vote, may elect for the New Monthly Extensions for up to 12 times, up to September 13, 2027 (the “Extended Termination Date”), by depositing the New Extension Fee (as defined below) to the Company’s trust account (the “Trust Account”). To effectuate each New Monthly Extension, the Sponsor and/or its designee will deposit the lesser of (i) $65,000 for all remaining public shares and (ii) $0.0333 for each remaining public share in the Trust Account (each, a “New Extension Fee”). The first New Extension Fee after the approval of the Adoption of Amended and Restated MAOA Proposal must be made by September 13, 2026, while the subsequent New Extension Fee must be deposited into the Trust Account by the 13th of each succeeding month until September 13, 2027.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal. Each of the Proposals is more fully described in the accompanying proxy statement.

Purpose of the Extraordinary Meeting

The purpose of the Extensions Proposal is to allow Future Vision to have more time and flexibility to consummate its initial business combination. If these proposals are not approved and the Company does not consummate its initial business combination by September 13, 2026, the Company will be required under its Current MAOA to cease all operations except for the purpose of winding up and to force a liquidation. In the event of such a forced liquidation, the Company will, as promptly as reasonably possible but not more than ten (10) business days following September 13, 2026, redeem the public shares and distribute the funds held in the Trust Account (less up to US$50,000 of interest to pay dissolution expenses); however, the actual timing of when public shareholders receive such redemption payments in their individual brokerage accounts may be subject to administrative delays due to the liquidation of Trust Account assets by the trustee, and coordination and processing times by the transfer agent, the Depository Trust Company (DTC), and individual broker-dealers.

On January 16, 2026, Future Vision entered into a Merger Agreement (the “Business Combination Agreement”) with Future Vision II Acquisition Merger Subsidiary Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and MicroTouch Technology INC (“MicroTouch”), pursuant to which, among other things, Merger Sub will merge with and into MicroTouch, with MicroTouch surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination” or “MicroTouch Transactions”). Upon the consummation of the Business Combination, the Company will change its name to “MicroTouch Inc.” and MicroTouch shareholders will receive shares of the Company as consideration.

The Company and MicroTouch filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Business Combination Registration Statement”) in connection with the proposed MicroTouch Transactions, which was declared effective by the SEC on June 26, 2026. Pursuant to the Company’s Current MAOA, the Company currently has until August 13, 2026 (or up to September 13, 2026, if fully extended) to complete the MicroTouch Transactions.

The MicroTouch Transactions were submitted to shareholders of the Company for approval at an extraordinary general meeting held on July 23, 2026. Although the shareholders of the Company approved the MicroTouch Transactions at that extraordinary general meeting, the consummation of the MicroTouch Transactions remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of the post-combination company by The Nasdaq Stock Market LLC (“Nasdaq”).

Redemption Rights and Mechanics

In connection with the Extension Proposals, each public shareholder may elect to redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares (an “Extension Redemption Election”), regardless of how such public shareholder votes on the Extension Proposals or whether such public shareholder votes at all. The deadline to make an Extension Redemption Election is 5:00 p.m. Eastern Time on August 19, 2026 (two business days prior to the scheduled vote at the Extraordinary Meeting) (the “Extension Redemption Deadline”).

The public shareholder may tender its shares by delivering its shares and other redemption forms to the transfer agent electronically using the Depository Trust Company (“DTC”)’s DWAC (Deposit/Withdrawal At Custodian) system. If the public shareholder holds public shares in street name, such public shareholder will need to instruct its bank, broker or other nominee to withdraw the shares from its account in order to exercise its redemption rights. A holder of units must elect to separate its units into the underlying public shares and rights prior to exercising redemption rights with respect to the public shares. If a holder holds its units in an account at a brokerage firm or bank, the holder must notify its broker or bank that it elects to separate the units into the underlying public shares and rights, or if a holder holds units registered in its own name, the holder must contact Transhare Corporation (in its capacity as the Company’s transfer agent, the “transfer agent”) directly and instruct it to do so.

Any request for Extension Redemption Election, once made by a public shareholder, may be withdrawn at any time prior to the scheduled vote at the Extraordinary Meeting (the “Redemption Withdrawal Deadline”). If you deliver your shares for Extension Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the Redemption Withdrawal Deadline that the Company instruct the transfer agent to return the shares electronically. We will be required to honor such request only if made prior to the Redemption Withdrawal Deadline. After this time, a request for Extension Redemption Election may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting the transfer agent at the phone number or address listed in this proxy statement.

The Board may elect to postpone the Extraordinary Meeting in its sole discretion up to and until the time of the Extraordinary Meeting, pursuant to the applicable provisions of the Current MAOA. For the duration of such postponement, to the extent a public shareholder has made the Extension Redemption Election and has tendered or delivered its shares and any other redemption documents through the DWAC system at DTC, such shareholder will not be able to transfer, assign or sell such public shares.

The redemption of public shares pursuant to the Extension Redemption Elections is subject to the Redemption Limitation (as defined in the Current MAOA), such that in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. There will be no redemption rights or liquidating distributions with respect to the rights included in the units sold in the IPO (the “Public Units”). The rights will expire worthless in the event that the Company winds up.

Clarification of Redemption Process for Shares Previously Tendered in Connection with the Business Combination Meeting

For Future Vision’s public shareholders: if you previously elected to redeem your public shares in connection with the extraordinary general meeting held on July 23, 2026 to approve the MicroTouch Transactions (the “Business Combination Meeting”), those shares will not be redeemed until the consummation of the Business Combination. Because shareholders retain legal ownership of their shares on the Company’s books even after being processed through broker accounts for the Business Combination Meeting, you maintain the right to make a separate Extension Redemption Election for this Extraordinary Meeting.

If you want to ensure your public shares are redeemed in connection with the Extension Proposals (rather than waiting for the consummation of the Business Combination), you must (or must direct your bank, broker or other nominee to) affirmatively instruct Transhare Corporation to redeem such public shares in connection with the Extension Proposals no later than 5:00 p.m. Eastern Time on August 19, 2026 (the Extension Redemption Deadline).

If you make an Extension Redemption Election for this Extraordinary Meeting but subsequently wish to withdraw that election prior to the scheduled vote, you must take affirmative steps to preserve your original election to redeem your shares in connection with the Business Combination Meeting. Specifically, you must instruct your broker to notify Transhare Corporation of your withdrawal in writing. If you simply instruct your broker to withdraw your shares from Transhare Corporation’s custody via the DWAC system, such action will act as a complete cancellation of ALL pending redemption requests, including your prior election for the Business Combination Meeting. Provided you properly execute a written withdrawal without removing the shares from Transhare Corporation’s custody, your shares will not be redeemed for cash immediately following this Extraordinary Meeting, but will instead remain in the Trust Account and continue to be subject to redemption upon the consummation of the Business Combination.

If you previously submitted your public shares for redemption in connection with the Business Combination Meeting but do not specifically instruct Transhare Corporation to redeem them in connection with this Extraordinary Meeting (or if you submit and subsequently withdraw such instruction as outlined above), your public shares will remain subject to redemption only upon the consummation of the Business Combination. However, if the Extension Proposals are not implemented and the Business Combination is not consummated by September 13, 2026, the Company will wind up and liquidate, and all public shares will be redeemed in accordance with the Current MAOA.

If the Extension Proposals are approved by the requisite vote of shareholders, public shareholders that do not make the Extension Redemption Election, or that make the Extension Redemption Election but make a redemption withdrawal, subject to the Board’s determination to permit such withdrawal, will retain the opportunity to have their public shares redeemed in conjunction with the Business Combination if they made a redemption election previously, or in connection with the consummation of a future business combination assuming that the MicroTouch Transactions are not consummated and the Company proceeds with an alternative business combination, or in connection with a shareholder vote to change the substance and time to complete a future business combination, or if the Company has not completed a business combination within the timeline that the Company has to complete an initial business combination (the “Prescribed Timeline”).

Redemption Price and Market Fluctuations

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Based on the amount in the Trust Account as of July 24, 2026, the Record Date, this would amount to approximately $10.97 per public share. The closing price of the public shares on Nasdaq on July 24, 2026, the Record Date, was $11.00. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 less per share than if the shares were sold in the open market (based on the estimated per share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Furthermore, shareholders should note that the figures presented above are historical snapshots and estimates as of the Record Date. The actual market price of our Ordinary Shares may fluctuate significantly between the Record Date and the time of the Extraordinary Meeting. Additionally, the final per-share redemption price paid to redeeming shareholders will be calculated based on the actual funds in the Trust Account at the time of redemption, which will reflect additional interest accrued and any taxes payable. Therefore, the actual premium or discount experienced by a redeeming shareholder may differ from this estimate.

Expenses and Approvals

In consideration of the Extension Proposals, the Company’s shareholders should be aware that if the Extension Proposals are approved (and not abandoned), the Company will incur additional expenses in seeking to complete the MicroTouch Transactions or an alternative business combination, in addition to the payment of extension fees.

Approval of the Adoption of Amended and Restated MAOA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution in person or by proxy at the Extraordinary Meeting at which a quorum is present.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution in person or by proxy at the Extraordinary Meeting at which a quorum is present.

Record Date and Outstanding Shares

Only record holders of the Company’s Ordinary Shares at the close of business on July 24, 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary Meeting. As of the Record Date, there were 7,544,000 issued and outstanding Ordinary Shares of the Company, including 5,750,000 public shares included in the units issued in the IPO.

Holders of the Company’s Public Units do not possess independent voting rights apart from the ordinary shares underlying such units. The voting power rests solely with the ordinary shares. While a unit holder must separate their units into the underlying ordinary shares and rights to exercise redemption rights, they do not need to separate their units solely to cast a vote, as the ordinary shares comprising the units carry the voting rights. The holders of the Company’s rights do not have voting rights in connection with the Adoption of Amended and Restated MAOA Proposal, the Trust Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the Extraordinary Meeting and the proposals to be voted on at the Extraordinary Meeting. Please read it carefully and vote your shares.

i

Forward-Looking Statements

This proxy statement contains statements that are forward-looking and as such are not historical facts. These include, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements.

Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Forward-looking statements are based on the opinions, estimates and beliefs of the Company’s management as of the date such statements are made, as well as assumptions made by and information currently available to the Company’s management, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	our ability to obtain approval for the Extension Proposals and, if presented, the Adjournment Proposal;

●	our ability to complete the initial business combination;

●	the amount of redemptions by our public shareholders;

●	the market price and liquidity of our public securities;

●	the per-share redemption price; or

●	the Trust Account being subject to claims of third parties.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the IPO Prospectus, the Business Combination Registration Statement, and the Company’s periodic reports filed with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including those factors described under the “Item 1A. Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, this proxy statement and other reports filed by the Company with the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at http://www.sec.gov or may be obtained by contacting the Company.

Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

All forward-looking statements are made only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

Questions And Answers About The Extraordinary Meeting

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Extraordinary Meeting and the proposals to be presented at the Extraordinary Meeting. The following questions and answers do not include all the information that is important to Future Vision shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Extraordinary Meeting and the voting procedures for the Extraordinary Meeting, which will be held at 10:00 a.m. Beijing Time, on August 21, 2026. The Extraordinary Meeting will be held physically at the offices of the Company located at Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Q: Why am I receiving this proxy statement?

A: The Company’s Current MAOA and the Trust Agreement currently provide that the Company has until August 13, 2026 (or up to September 13, 2026, if fully extended under the existing terms) to complete its initial business combination (the “Prescribed Timeline”).

On January 16, 2026, the Company entered into a Merger Agreement (the “Business Combination Agreement”) with MicroTouch Technology INC (“MicroTouch”). The Company and MicroTouch filed a registration statement on Form S-4 (the “Business Combination Registration Statement”) which was declared effective by the SEC on June 26, 2026, and the business combination was subsequently approved by the Company’s shareholders at an extraordinary general meeting held on July 23, 2026 (the “Business Combination Meeting”).

Although the shareholders have approved the MicroTouch Transactions, the consummation of the business combination remains subject to the satisfaction or waiver of the remaining closing conditions, including the approval of the listing of ordinary shares of the post-combination company by The Nasdaq Stock Market LLC (“Nasdaq”).

Given the Company’s expenditure of time, effort, and money on identifying the target business and advancing the MicroTouch Transactions, the Board has determined that it is in the best interests of our shareholders to approve the Extension Proposals providing the Company with up to 12 additional one-month extensions (up to September 13, 2027, which represents the maximum 36-month period from the effectiveness of the IPO registration statement allowed by Nasdaq Listing Rule IM-5101-2) to finalize the closing conditions of the MicroTouch Transactions or pursue an alternative business combination if necessary.

Therefore, the Board is submitting the Extension Proposals described in this proxy statement for the shareholders to vote upon.

Q: What are the specific proposals on which I am being asked to vote at the Extraordinary Meeting?

A: You are being asked to vote on each of the Adoption of Amended and Restated MAOA Proposal, the Trust Amendment Proposal, and, if presented, the Adjournment Proposal. The proposals are listed below:

Proposal No. 1 – Adoption of Amended and Restated MAOA Proposal – A proposal by special resolution, to amend and restate the Company’s Current MAOA by deleting the Current MAOA in its entirety and substituting it by the adoption of the Amended and Restated MAOA to provide that if the Company does not consummate a business combination by September 13, 2026 (the “Termination Date”), the Termination Date may be extended up to 12 times, each by an additional one-month extension, for a total of up to 12 months to September 13, 2027 (the “New Monthly Extension”), without the need for any further approval of the Company’s shareholders.

Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association.

Proposal No. 3 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals.

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal.

Q: Why should I vote “FOR” the Adoption of Amended and Restated MAOA Proposal and the Trust Amendment Proposal?

A: The approval of the Extension Proposals is essential to the implementation of the Board’s plan to extend the deadline to complete a business combination month by month by depositing the New Extension Fee. Our Board believes shareholders will benefit from the Company consummating the MicroTouch Transactions and is proposing the Extension Proposals to allow us more time and flexibility to satisfy the remaining closing conditions, such as Nasdaq listing approval.

Q: What amount will public shareholders receive upon consummation of the Business Combination or a future liquidation if the Extension Proposals are approved (in the event of no business combination at all)?

A: If the Extension Proposals are approved, the Sponsor (or its designees) will make monthly deposits of the New Extension Fee into the Trust Account, causing the per-share value of the Trust Account to increase over time. What a public shareholder ultimately receives depends on their redemption elections and the outcome of the Business Combination (or another business combination):

●	Upon Consummation of the Business Combination:

○	Public shareholders who previously elected to redeem their shares in connection with the July 23, 2026 Business Combination Meeting (and who do not withdraw such request or elect to redeem early at this Extraordinary Meeting) will receive a cash payout equal to the current estimated base amount of approximately $10.97 per public share, plus their pro rata share of the New Extension Fees deposited up to the closing date and any accrued interest.

○	Public shareholders who do not redeem their shares will not receive cash. Instead, they will retain their equity and become shareholders of the post-combination company (MicroTouch Inc.).

●	Upon a Future Liquidation: If the Business Combination does not close and the Company liquidates, all remaining public shareholders will receive a cash payout equal to their pro rata portion of the Trust Account, which will include the base $10.97 plus all accumulated New Extension Fees and interest.

Q: How do I redeem my public shares?

A: If the Adoption of Amended and Restated MAOA Proposal is approved and implemented, each public shareholder may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then issued and outstanding public shares.

You will only be entitled to receive cash for any redeemed public shares if you complete the following steps prior to the scheduled vote at the Extraordinary Meeting (no later than 5:00 p.m. Eastern Time on August 19, 2026):

(a)	submit a written request to the Company’s transfer agent at:

Transhare Corporation

Bayside Center 1, 1

7755 US Highway 19 N, Suite 140,

Clearwater, FL 33764,

Attn: K. Whiteside

(email: kwhiteside@transhare.com),

that the Company redeem your public shares for cash; and

(b)	deliver your public shares to the transfer agent, physically or electronically through DTC’s DWAC system.

Q: Why is my vote important?

A: Your vote is important because the Company cannot hold the Extraordinary Meeting or approve the Extension Proposals without establishing a quorum. A quorum requires the presence, in person or by proxy, of the holders of at least a majority of the issued and outstanding Ordinary Shares as of the Record Date.

Establishing a quorum and holding this meeting is critical because it preserves two distinct exit and liquidity paths for our public shareholders:

●	Immediate Cash Redemption: It provides shareholders who wish to exit their investment now with an immediate opportunity to redeem their public shares for cash (estimated at $10.97 per share).

●	Consummation of the Business Combination: It provides the Company the necessary runway to close the MicroTouch Transactions. Closing the business combination allows shareholders to either realize the potential benefits of owning shares in the newly combined public company, or to have their shares redeemed in connection with the closing.

If we do not obtain a quorum, the Extraordinary Meeting cannot be held and the Extension Proposals cannot be implemented. Without the extension, the MicroTouch Transactions may fail to close by the September 13, 2026 deadline, and the Company will be forced to formally liquidate on or after that date. Even after the liquidation process begins, while the Current MAOA contemplates redemptions occurring within 10 business days, the actual timing of when public shareholders receive redemption payments in their individual brokerage accounts may be subject to further administrative delays due to the liquidation of Trust Account assets by the trustee, and coordination and processing times by the transfer agent, DTC, and individual broker-dealers. Voting now ensures you control the timing of your liquidity.

Q: I already elected to redeem my shares in connection with the July 23, 2026 Business Combination Meeting. Do I need to submit another request to redeem them in connection with this Extension Meeting?

A: Yes, if you want your shares redeemed in connection with the Extension Proposals.

If you previously elected to redeem your public shares in connection with the extraordinary general meeting held on July 23, 2026 to approve the MicroTouch Transactions (the “Business Combination Meeting”), those shares will not be redeemed until the consummation of the Business Combination. Because shareholders retain legal ownership of their shares on the company books even after being processed through broker accounts, you maintain the right to make a separate Redemption Election for this Extraordinary Meeting.

If you want to ensure your public shares are redeemed in connection with the Extension Proposals (rather than waiting for the consummation of the Business Combination), you must (or must direct your bank, broker or other nominee to) affirmatively instruct Transhare Corporation to redeem such public shares in connection with the Extension Proposals no later than 5:00 p.m. Eastern Time on August 19, 2026.

If you previously submitted your public shares for redemption in connection with the Business Combination Meeting but do not specifically instruct Transhare Corporation to redeem them in connection with this Extraordinary Meeting, your public shares will remain subject to redemption only upon the consummation of the Business Combination.

Q: How do I make a redemption withdrawal with respect to my public shares?

A: Before the scheduled vote at the Extraordinary Meeting, a public shareholder that desires to withdraw its Redemption Election may effectuate a redemption withdrawal. In order to effectuate a redemption withdrawal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible. Such written request shall include your legal name, phone number, and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

Importantly, if you previously elected to redeem your shares in connection with the Business Combination Meeting, an improper reversal of your Extension Redemption Election (such as instructing your broker to withdraw the shares from the transfer agent’s custody via the DWAC system) will act as a cancellation of ALL pending redemption requests, including your prior Business Combination redemption request. To preserve your prior Business Combination redemption election, you must strictly follow the written withdrawal instructions and you must not remove the shares from the transfer agent’s custody.

Q: What happens if one of the Extension Proposals is not approved?

A: If any of the Extension Proposals is not approved and the Company has not consummated an initial business combination before September 13, 2026, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, and (iii) as promptly as reasonably possible following such redemption, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law.

Q: What constitutes a quorum?

A: A quorum will be present if the holders of at least a majority of the issued and outstanding shares of the Company on the Record Date are represented in person or by proxy at the Extraordinary Meeting. The shares of the Sponsor, the officers, and directors of the Company (the “Insiders”), who own approximately 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum.

Q: What vote is required to approve the Proposals presented at the Extraordinary Meeting?

A: Adoption of Amended and Restated MAOA Proposal: Requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the Company’s Ordinary Shares present in person or by proxy and voting at the Extraordinary Meeting.

Trust Amendment Proposal: Requires the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company.

Adjournment Proposal: Requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares present in person or by proxy and voting at the Extraordinary Meeting.

Q: Who will solicit and pay the cost of soliciting proxies for the Extraordinary Meeting?

A: The Company will pay the cost of soliciting proxies for the Extraordinary Meeting. The Company has engaged Transhare Corporation to assist as proxy processor. The Company will also reimburse banks, brokers, and other custodians representing beneficial owners of Ordinary Shares for their reasonable expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you can contact the Company’s proxy processor at:

Transhare Corporation

Bayside Center 1

17755 US Highway 19 N, Suite 140

Clearwater, FL 33764

Attn: K. Whiteside

Email: kwhiteside@transhare.com

For other inquiries regarding the proposals, you may contact the Company’s legal counsel:

Concord & Sage P.C.

Email: usipo@concordsage.com

You may also contact the Company at:

Future Vision II Acquisition Corp.

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District, Shanghai, China

Risk Factors

You should consider carefully all of the risks described in the IPO Prospectus filed with the SEC on September 12, 2024, the Business Combination Registration Statement filed with the SEC on June 30, 2026, the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026, and the Quarterly Reports on Form 10-Q, and in other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Adoption of Amended and Restated MAOA will enable us to complete an initial business combination.

Approving the Adoption of Amended and Restated MAOA Proposal involves a number of risks. Even if the Adoption of Amended and Restated MAOA Proposal is approved, the Company can provide no assurances that an initial business combination will be consummated by September 13, 2026 (or up to September 13, 2027, if fully extended). Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Adoption of Amended and Restated MAOA Proposal is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all, and in no event will the Company redeem public shares pursuant to the Extension Redemption Elections (after taking into account any redemption withdrawal) if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that shareholders will be able to dispose of our securities at favorable prices, or at all.

Public shareholders who previously elected to redeem their shares in connection with the Business Combination Meeting risk canceling their redemptions entirely if they improperly attempt to withdraw an Extension Redemption Election.

If you previously submitted a request to redeem your public shares in connection with the Business Combination Meeting held on July 23, 2026, and you subsequently submit an Extension Redemption Election for this Extraordinary Meeting but change your mind, you must exercise caution in how you withdraw that Extension Redemption Election. If you or your broker attempt to withdraw your Extension Redemption Election by utilizing the Depository Trust Company’s DWAC system to remove the shares from the custody of Transhare Corporation, our transfer agent, such action will act as a complete cancellation of ALL pending redemption requests associated with your shares, including your prior election for the Business Combination Meeting. In such an event, you will not receive a cash redemption payout upon the consummation of the MicroTouch Transactions, but will instead be treated as a holding shareholder and receive equity in the post-combination company. To properly preserve your prior redemption election, you must strictly follow the written notice withdrawal procedures outlined in this proxy statement.

If the Extension Proposals are not approved and we are forced to liquidate, the actual distribution of funds from the Trust Account may take significantly longer than the ten business days set forth in our Current MAOA.

If the Extension Proposals are not approved and we do not consummate an initial business combination by September 13, 2026, we will be required to cease all operations except for the purpose of winding up and force a liquidation. While our Current MAOA states that the Company will redeem the public shares as promptly as reasonably possible but not more than ten (10) business days following such deadline, the actual timing of when you receive your cash payout may be significantly delayed. Administrative hurdles including the unwinding of Trust Account assets by the trustee, and standard processing times required by our transfer agent, the Depository Trust Company (DTC), and your individual retail broker may result in liquidation funds taking significantly longer to reach your account. During this delay, your funds will not earn additional interest and you will not have liquidity.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On January 24, 2024, the SEC adopted the SPAC Final Rules, relating to, among the others, the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Final Rules provide that whether a SPAC is an investment company subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules became effective on July 1, 2024.

Since the consummation of its IPO, the Company has deposited the proceeds of its IPO and sales of Private Units in connection with the IPO (including proceeds of the full exercise of over-allotment options and the sales of Private Units in connection with such exercise), net of certain expenses and working capital, into the Trust Account to invest in U.S. government securities with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As a result, it is possible that a claim could be made that the Company has been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act, it might be forced to abandon its efforts to complete an initial business combination and instead be required to liquidate. If the Company is required to liquidate, its investors would not be able to realize the benefits of owning stock in a successor operating business, such as any appreciation in the value of the Company’s securities following such a transaction, the Company’s rights would expire worthless and Ordinary Shares would have no value apart from their pro rata entitlement to the funds then-remaining in the Trust Account.

If we are deemed to be an investment company for purposes of the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, unless the Company is able to modify its activities so that we would not be deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares or investing in a successor operating business, including the potential appreciation in the value of our units, shares and rights following such a transaction, and our rights would expire worthless.

The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, there is a greater risk that the Company may be considered an unregistered investment company, in which case the Company may be required to liquidate.

BACKGROUND

Overview

We are a blank check exempted company incorporated in the Cayman Islands with limited liability (meaning our public shareholders have no liability, as shareholders of the Company, for the liabilities of the Company over and above the amount paid for their shares) to serve as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses. We presently have no revenue, have had losses since inception from incurring formation and operating costs and have had no operations other than identifying and evaluating suitable acquisition transaction candidates.

Initial Public Offering

On September 13, 2024, we consummated our IPO of 5,750,000 Public Units (inclusive of units issued pursuant to the underwriter’s over-allotment option). Each Public Unit consists of one Ordinary Share and one Right, with each Right entitling the holder thereof to receive one-tenth (1/10th) of one Ordinary Share upon the completion of our initial business combination.

Simultaneously with the consummation of the IPO, we completed a private placement of Private Units to our Sponsor. The proceeds from the IPO and the Private Placement were placed in the Trust Account established for the benefit of our public shareholders, with Wilmington Trust, National Association acting as trustee.

Proposed MicroTouch Transactions

On January 16, 2026, we entered into a Merger Agreement (the “Business Combination Agreement”) with MicroTouch Technology INC (“MicroTouch”), a Hong Kong company. The Company and MicroTouch filed a registration statement on Form S-4 in connection with the proposed MicroTouch Transactions, which was declared effective by the SEC on June 26, 2026, and a final prospectus (424B3) was filed on June 30, 2026.

The MicroTouch Transactions were submitted to our shareholders for approval at an extraordinary general meeting held on July 23, 2026 (the “Business Combination Meeting”). Although the shareholders approved the MicroTouch Transactions, the consummation of the business combination remains subject to the satisfaction or waiver of the remaining closing conditions, including the approval of the listing of the ordinary shares of the post-combination company by The Nasdaq Stock Market LLC (“Nasdaq”).

Regulatory Considerations Regarding a Hong Kong Target Company

Because MicroTouch is headquartered in Hong Kong and has operations in the region, the post-combination company may be subject to certain legal and operational risks associated with the legal system in the People’s Republic of China (the “PRC”). On February 17, 2023, the China Securities Regulatory Commission (the “CSRC”) promulgated the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies (the “Trial Measures”), which became effective on March 31, 2023. The Trial Measures require Chinese domestic enterprises conducting overseas offerings and listings to file with the CSRC.

Whether a Hong Kong company’s overseas listing is subject to the Trial Measures depends on a “substance over form” assessment, including whether 50% or more of the issuer’s operating revenue, total profit, or total assets are derived from mainland China. For a comprehensive discussion of how the Trial Measures, cybersecurity review regulations, and other PRC laws and regulations apply to MicroTouch and the Business Combination, shareholders are urged to carefully review the disclosures set forth in the definitive proxy statement/prospectus filed with the SEC pursuant to Rule 424(b)(3) on June 30, 2026.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary Meeting to be held on August 21, 2026, and at any adjournment thereof.

This proxy statement is first being mailed on or about August 11, 2026, to all shareholders of record of the Company as of the close of business on July 24, 2026, the Record Date for the Extraordinary Meeting.

Date, Time, Place and Purpose of the Extraordinary Meeting

The Extraordinary Meeting will be held at 10:00 a.m. Beijing Time, on August 21, 2026. For the purposes of Cayman Islands law and the Current MAOA, the physical location of the Extraordinary Meeting shall be at the offices of the Company located at Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China.

At the Extraordinary Meeting, the shareholders will consider and vote upon the following proposals:

1.	Proposal No. 1 – Adoption of Amended and Restated MAOA Proposal – A proposal by special resolution, to amend and restate the Current MAOA by deleting the Current MAOA in its entirety and substituting it by the adoption of the amended and restated memorandum and articles of association in the form substantially set forth in Annex A to the accompanying proxy statement (the “Amended and Restated MAOA”) to provide that the Company must (i) consummate an initial business combination, or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares by September 13, 2026, and if the Company does not consummate a business combination by September 13, 2026, the Termination Date may be extended up to twelve times, each by an additional one-month extension, for a total of up to twelve months to September 13, 2027, without the need for any further approval of the Company’s shareholders.

2.	Proposal No. 2 – Trust Amendment Proposal – A proposal to approve by the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company, an amendment of the Trust Agreement, substantively in the form set forth in Annex B to the accompanying proxy statement; and

3.	Proposal No. 3 – Adjournment Proposal – A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other Proposals or if we determine that additional time is necessary to effectuate the Proposals.

Each of the Adoption of Amended and Restated MAOA Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of the other. The Adjournment Proposal is not conditioned upon the approval of any other Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Extraordinary Meeting if you owned our Ordinary Shares at the close of business on July 24, 2026, the Record Date for the Extraordinary Meeting. You will have one vote per share for each Ordinary Share you owned at that time. Our Rights do not carry voting rights.

Votes Required

Approval of the Adoption of Amended and Restated MAOA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution at the Extraordinary Meeting at which a quorum is present.

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution at the Extraordinary Meeting at which a quorum is present.

Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary Meeting but will have no effect on the outcome of the Extension Proposals.

Voting and Proxy Solicitation

You can vote your shares at the Extraordinary Meeting in person or by proxy. We believe that all of the proposals to be voted on at the Extraordinary Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own without your instruction.

The Company will pay the cost of soliciting proxies for the Extraordinary Meeting. The Company has engaged Transhare Corporation to assist as proxy processor.

You may contact Transhare Corporation at:

Transhare Corporation

Bayside Center 1

17755 US Highway 19 N,

Suite 140 Clearwater, FL 33764

Email: kwhiteside@transhare.com; proxy@transhare.com

Redemption Rights and Coordination with the Business Combination

In connection with the Adoption of Amended and Restated MAOA Proposal, public shareholders may elect to redeem all or a portion of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then issued and outstanding public shares (the “Extension Redemption Election”).

If you previously elected to redeem your public shares in connection with the Business Combination Meeting held on July 23, 2026, those shares will not be redeemed until the consummation of the Business Combination. If you want to ensure your public shares are redeemed in connection with these Extension Proposals (rather than waiting for the consummation of the Business Combination), you must affirmatively instruct our transfer agent to redeem such public shares in connection with the Extension Proposals no later than 5:00 p.m. Eastern Time on August 19, 2026.

If you make an Extension Redemption Election for this Extraordinary Meeting but subsequently wish to withdraw that election, you must instruct your broker to notify Transhare Corporation of your withdrawal in writing. If you or your broker attempt to withdraw your Extension Redemption Election by utilizing the DWAC system to remove the shares from the custody of the transfer agent, such action will act as a complete cancellation of ALL pending redemption requests, including your prior election for the Business Combination Meeting (if applicable).

No Right of Appraisal

The Company’s shareholders do not have appraisal rights under the Companies Act (As Revised) of the Cayman Islands in connection with the proposals to be voted on at the Extraordinary Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Principal Executive Offices

Our principal executive offices are located at Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China.

PROPOSAL NO. 1 — THE Adoption of Amended and Restated MAOA PROPOSAL

Overview

The Company is proposing to amend its Current MAOA to allow that, if the Company is not able to complete its initial business combination by September 13, 2026, the Company may extend the period for up to twelve times, each by an additional one-month extension, for a total of up to twelve months to September 13, 2027, provided that the Sponsor and/or its designee must deposit into the Trust Account the New Extension Fee in the amount of the lesser of (i) $65,000 for all remaining public shares and (ii) $0.0333 for each remaining public share in the Trust Account for each New Monthly Extension.

On the Record Date, the redemption price per share was approximately $10.97 (which is expected to be the same approximate amount immediately prior to the Extraordinary Meeting), based on the aggregate amount on deposit in the Trust Account as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the total number of then outstanding public shares. The closing price of the Ordinary Shares on Nasdaq on the Record Date was $11.00. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 less per share than if the shares were sold in the open market (based on the estimated per-share redemption price as of the Record Date). We cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such shareholders wish to sell their shares.

Reasons for the Adoption of Amended and Restated MAOA Proposal

The purpose of the Adoption of Amended and Restated MAOA Proposal and the Trust Amendment Proposal is to allow the Company to have more time and flexibility to complete its initial business combination.

We are a blank check company incorporated in the Cayman Islands as an exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO on September 13, 2024, the Board and the Company’s management commenced an active search for potential business combination targets.

Proposed MicroTouch Transactions

On January 16, 2026, Future Vision entered into a Merger Agreement (the “Business Combination Agreement”) with Future Vision II Acquisition Merger Subsidiary Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and MicroTouch Technology INC (“MicroTouch”), pursuant to which, among other things, Merger Sub will merge with and into MicroTouch, with MicroTouch surviving the merger as a wholly owned subsidiary of the Company (the “MicroTouch Transactions”).

The Company and MicroTouch filed a registration statement on Form S-4 (the “Business Combination Registration Statement”) in connection with the proposed MicroTouch Transactions, which was declared effective by the SEC on June 26, 2026. The MicroTouch Transactions were submitted to shareholders of the Company for approval at an extraordinary general meeting held on July 23, 2026. Although the shareholders of the Company approved the MicroTouch Transactions at that meeting, the consummation of the MicroTouch Transactions remains subject to the satisfaction or waiver of the remaining closing conditions set forth in the Business Combination Agreement, including the approval of the listing of ordinary shares of the post-combination company by The Nasdaq Stock Market LLC (“Nasdaq”).

Pursuant to the Company’s Current MAOA, the Company currently has until August 13, 2026 (or up to September 13, 2026, if fully extended under existing terms) to complete its initial business combination. The Board is not certain whether there will be sufficient time before September 13, 2026, for the Company to satisfy the remaining closing conditions to complete the MicroTouch Transactions. Given the Company’s expenditure of time, effort, and resources on identifying the target business and advancing the MicroTouch Transactions, and in order to best use the working capital available to the Company, the Board has determined that if the Company is not reasonably expected to consummate the MicroTouch Transactions by September 13, 2026, it is in the best interests of the Company’s shareholders to approve the Adoption of Amended and Restated MAOA Proposal and the Trust Amendment Proposal.

After careful consideration of all relevant factors, the Board has determined that the Adoption of Amended and Restated MAOA Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Adoption of Amended and Restated MAOA Proposal.

Consequences If the Adoption of Amended and Restated MAOA Proposal Is Not Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. The Board will not adopt the Amended and Restated MAOA unless our shareholders approve both of the Extension Proposals.

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes from the holders of Ordinary Shares to approve the Adoption of Amended and Restated MAOA Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes.

Notwithstanding the foregoing, if (i) the Adoption of Amended and Restated MAOA Proposal is not approved or implemented, and (ii) a business combination is not completed on or before September 13, 2026 (assuming the August extension fee is paid), the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $50,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), provided, however, that the actual timing of when public shareholders receive such redemption payments in their individual brokerage accounts may be subject to further administrative delays due to the liquidation of Trust Account assets by the trustee, and coordination and processing times by the transfer agent, the Depository Trust Company (DTC), and individual broker-dealers., and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law

The Insiders have waived their rights to participate in any liquidation distribution with respect to any Ordinary Shares owned or to be owned by them. There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event any of the Extension Proposals is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Adoption of Amended and Restated MAOA Proposal Is Approved

If the Extension Proposals are approved, the Company will file the Amended and Restated MAOA in the form substantially set forth in Annex A hereto with the Registrar of Companies in the Cayman Islands in accordance with Cayman Islands law. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination. The Company will have until September 13, 2026, to consummate its initial business combination, and the Company may, but is not obligated to, extend the period of time to consummate its initial business combination up to twelve times, each by an additional month (up to a total of twelve months to September 13, 2027), subject to the Sponsor and/or its designee depositing the New Extension Fee into the Trust Account. However, pursuant to the Current MAOA, the Company will not implement the Adoption of Amended and Restated MAOA Proposal if the Company will not have at least $5,000,001 of net tangible assets upon its implementation, after taking into account the Extension Redemption Elections.

You are not being asked to vote on a business combination at this time. You were previously asked to vote on the MicroTouch Transactions at the Business Combination Meeting held on July 23, 2026.

If the Amended and Restated MAOA is adopted and you do not elect to redeem your public shares in connection with the Adoption of Amended and Restated MAOA Proposal, or you elect to redeem your public shares but withdraw such Extension Redemption Election, you will retain the right to have your shares redeemed for a pro rata portion of the Trust Account in the event the Business Combination is completed or the Company has not consummated its business combination within the extended timeline.

If the Extension Proposals are approved and the Amended and Restated MAOA is adopted, the removal of the funds from the Trust Account in connection with the Extension Redemption Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal. In such event, the Company may still seek to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

In connection with the Adoption of Amended and Restated MAOA Proposal, public shareholders may elect to redeem all of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then issued and outstanding public shares. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST,” or abstain from voting on, the Adoption of Amended and Restated MAOA Proposal and regardless of whether they hold public shares on the Record Date.

The redemption of public shares is subject to the Redemption Limitation (as defined in the Current MAOA), such that in no event will the Company redeem public shares if such redemption would cause the Company to have less than $5,000,001 of net tangible assets following such redemptions.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 19, 2026 (TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY MEETING).

You will be entitled to receive cash for any public shares to be redeemed only if you: (1) (a) hold public shares or (b) hold public shares through Public Units and you elect to separate your units into the underlying public shares and rights prior to exercising your redemption rights; and (2) prior to 5:00 p.m. Eastern Time on August 19, 2026, (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Transhare Corporation, the Company’s transfer agent, at Bayside Center 1, 17755 US Highway 19 N, Suite 140, Clearwater, FL 33764, Email: kwhiteside@transhare.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC’s DWAC (Deposit/Withdrawal at Custodian) System.

Through DTC’s DWAC System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Interactions Between the Business Combination Redemption Request and the Redemption Request under This Extraordinary Meeting

If you previously elected to redeem your public shares in connection with the Business Combination Meeting, those shares will not be redeemed until the consummation of the Business Combination. If you want to ensure your public shares are redeemed in connection with the Extension Proposals (rather than waiting for the consummation of the Business Combination), you must (or must direct your bank, broker or other nominee to) affirmatively instruct Transhare Corporation to redeem such public shares in connection with the Extension Proposals no later than 5:00 p.m. Eastern Time on August 19, 2026.

If you previously submitted your public shares for redemption in connection with the Business Combination Meeting but do not specifically instruct Transhare Corporation to redeem them in connection with this Extraordinary Meeting, your public shares will remain subject to redemption only upon the consummation of the Business Combination.

Redemption Withdrawal Procedures

Any request for Extension Redemption Election, once made by a public shareholder, may be withdrawn at any time prior to the scheduled vote at the Extraordinary Meeting. If you deliver your shares for Extension Redemption Election to the transfer agent and later decide not to elect redemption, you may request before the scheduled vote that the Company instruct the transfer agent to return the shares (physically or electronically).

Importantly, if you previously elected to redeem your shares in connection with the Business Combination Meeting, an improper reversal of your Extension Redemption Election (such as instructing your broker to withdraw the shares from the transfer agent’s custody via the DWAC system) will act as a cancellation of ALL pending redemption requests, including your prior Business Combination redemption request. To preserve your prior Business Combination redemption election, you must strictly follow the written withdrawal instructions and you must not remove the shares from the transfer agent’s custody.

Such a written request for withdrawal shall include your legal name, phone number, and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent without withdrawing the shares via DWAC.

Interests of the Insiders

When you consider the recommendation of the Board, Future Vision’s shareholders should be aware that aside from their interests as shareholders, the Insiders (including the Sponsor, directors, and officers) have interests in the Extension Proposals and the Business Combination that are different from, or in addition to, your interests as a shareholder. These interests potentially incentivize the Insiders to complete a business combination with a less favorable target or on terms less favorable to the public shareholders rather than liquidate. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Adoption of Amended and Restated MAOA Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Shareholders should take the following interests into account when deciding whether to approve the Extension Proposals:

-	Founder Shares: The Sponsor currently holds 1,437,500 founder shares, which were acquired pre-IPO for an aggregate purchase price of $25,000 (or approximately $0.017 per share). If the Extension Proposals are not approved and the Company is forced to liquidate, these founder shares will become worthless, as the Sponsor has waived its right to any liquidation distributions with respect to these shares. However, if the extension is approved and the proposed Business Combination is ultimately successful, these founder shares are estimated to be worth approximately $18.5 million (based on a projected value of $10.05 per share as modeled in the Business Combination Registration Statement). This presents a potentially significant financial upside for the Sponsor, even if public shareholders experience losses on their investment in the post-combination company.

-	Private Units: The Sponsor purchased 299,000 Future Vision private units at the closing of the IPO for a total purchase price of $2,990,000 ($10.00 per unit). If the Extension Proposals are not approved and the Company is required to liquidate, these private units will become worthless. This poses a potentially significant loss of capital for the Sponsor.

-	Extension Loans and Out-of-Pocket Expenses: The Sponsor and its officers and directors will lose their entire investment in Future Vision if a business combination is not consummated. Additionally, there is currently $830,900 outstanding under promissory notes payable to the Sponsor for extension loans (which reflects the $765,900 disclosed in the Form S-4 Registration Statement plus an additional $65,000 extension deposit made subsequent to that filing). While there are currently no other fees due or out-of-pocket expenses to be repaid by Future Vision, any future reimbursable expenses incurred prior to closing would not be repaid unless Future Vision successfully consummates a business combination.

-	Waivers and Discretion: The exercise of the directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the transaction (including those related to the Extension Proposals or the Business Combination Agreement) may result in a conflict of interest when determining whether such changes or waivers are appropriate and in the best interests of Future Vision’s public shareholders.

U.S. Federal Income Tax Considerations

The following discussion is a summary of U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “holders”) of the exercise of redemption rights by holders of Future Vision Ordinary Shares in connection with the Extension Proposals.

This section applies only to holders that hold Future Vision securities as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or status including:

-	financial institutions or financial services entities;

-	broker-dealers;

-	taxpayers that are subject to the mark-to-market accounting rules;

-	tax-exempt entities;

-	governments or agencies or instrumentalities thereof;

-	insurance companies;

-	regulated investment companies or real estate investment trusts;

-	expatriates or former long-term residents of the United States;

-	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares, by vote or value;

-	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

-	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

-	persons whose functional currency is not the U.S. dollar;

-	controlled foreign corporations; or

-	passive foreign investment companies.

This discussion is based on the Code, proposed, temporary and final Treasury regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. The foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or Non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (“IRS”) regarding the Extension Proposals or any other related matters. Furthermore, no opinion of legal counsel has been or will be provided regarding the U.S. federal income tax consequences of the Extension Proposals or the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used in this proxy statement, the term “U.S. Holder” means a beneficial owner of Future Vision securities who or that is, for U.S. federal income tax purposes:

-	an individual who is a citizen or resident of the United States;

-	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

-	an estate whose income is subject to U.S. federal income tax regardless of its source; or

-	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person for U.S. federal income tax purposes.

A “Non-U.S. Holder” means a beneficial owner of Future Vision securities that is, for U.S. federal income tax purposes, an individual, corporation, estate or trust that is not a U.S. Holder.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Future Vision securities, the U.S. federal income tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. A holder that is a partnership and the partners in such partnership should consult their own tax advisors with regard to the U.S. federal income tax consequences of the transactions described herein.

THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE EXTENSION PROPOSALS AND THE EXERCISE OF REDEMPTION RIGHTS. IN ADDITION, THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BENEFICIAL OWNERS OF FUTURE VISION SECURITIES MAY BE AFFECTED BY MATTERS NOT DISCUSSED HEREIN AND DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. HOLDERS OF FUTURE VISION SECURITIES SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE EXTENSION PROPOSALS AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND OTHER TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder that does not elect to redeem its public shares in connection with the Extension Proposals will continue to own its public shares. The adoption of the Extension Proposals is not expected to result in a taxable event for such non-redeeming public shareholders. However, as noted above, no tax opinion has been or will be provided regarding this conclusion, and public shareholders are urged to consult their own tax advisors regarding the potential tax consequences of the Extension Proposals to them.

Material U.S. Federal Income Tax Consequences of Exercising Redemption Rights

In the event that a U.S. Holder of Future Vision Ordinary Shares elects to exercise its redemption rights pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will generally depend on whether the redemption qualifies as a sale under Section 302 of the Code or as a distribution, the consequences of which will be impacted by the PFIC rules, as discussed below.

Subject to such PFIC rules, the U.S. federal income tax consequences to a U.S. Holder of Future Vision Ordinary Shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its Future Vision Ordinary Shares will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

The redemption of Future Vision Ordinary Shares will generally qualify as a sale of such shares redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder.

For purposes of such tests, a U.S. Holder takes into account not only Future Vision Ordinary Shares actually owned by such U.S. Holder, but also Future Vision Ordinary Shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Future Vision Ordinary Shares owned directly, Future Vision Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Future Vision Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include Future Vision Ordinary Shares which could be acquired pursuant to the rights.

The redemption of Future Vision Ordinary Shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of our outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Future Vision Ordinary Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Future Vision Ordinary Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of any Future Vision securities owned by certain family members and such U.S. Holder does not constructively own any other shares of us. The redemption of Future Vision Ordinary Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Redemption Treated as a Sale of Future Vision Ordinary Shares Under Section 302 of the Code

If any of the above tests is satisfied, the redemption will generally be treated as a sale of a U.S. Holder’s Future Vision Ordinary Shares. Subject to the PFIC rules discussed below, a U.S. Holder treated as selling Future Vision Ordinary Shares will generally recognize capital gain or loss. The amount of gain or loss recognized will generally be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such sale and (ii) the U.S. Holder’s adjusted tax basis in the shares disposed of.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a preferential rate of tax. Capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the relevant securities exceeds one year. However, it is unclear whether the redemption rights with respect to the Future Vision Ordinary Shares may prevent the holding period for such shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to limitations.

Redemption Treated as a Distribution Under Section 301 of the Code

If none of the above tests is satisfied, a redemption will be treated as a distribution under Section 301 of the Code with respect to Future Vision Ordinary Shares. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of Future Vision’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. Holder’s basis in its other Future Vision securities (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis a U.S. Holder has in the redeemed Future Vision Ordinary Shares will be added to the adjusted tax basis in such holder’s remaining Future Vision securities. If there are no remaining Future Vision securities, a U.S. Holder should consult its tax advisors as to the allocation of any remaining basis.

Any dividend will not be eligible for the dividends received deduction allowed to corporations in respect of dividends received from U.S. corporations. If Future Vision is, or was in its preceding taxable year, a PFIC (as discussed below under “Passive Foreign Investment Company Rules”), dividends received by certain non-corporate U.S. Holders (including individuals) generally would not constitute “qualified dividend income” and thus would not be eligible to be taxed at the applicable preferential capital gains rate.

Passive Foreign Investment Company Rules

The treatment of U.S. Holders could be materially different from that described above if Future Vision is or was treated as a PFIC for U.S. federal income tax purposes.

A non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the value of its assets (generally determined on the basis of a weighted quarterly average) consists of assets, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, consists of passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Cash and cash equivalents are generally passive assets.

Pursuant to the start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (1) no predecessor of the corporation was a PFIC, (2) it is established to the satisfaction of the IRS that the corporation will not be a PFIC for either of the first two taxable years following the start-up year, and (3) the corporation is not in fact a PFIC for either of those years. PFIC status for any taxable year is a factual annual determination that can be made only after the end of that year and will depend on the composition of Future Vision’s income and assets and the value of its assets from time to time.

If Future Vision is a PFIC or is treated as a PFIC with respect to a U.S. Holder, such U.S. Holder generally will be subject to special and adverse rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition (including a redemption treated as a sale) of its shares and (ii) any “excess distribution” made to the U.S. Holder. U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules, including the availability and consequences of making a qualified electing fund (“QEF”) election or a mark-to-market election.

U.S. Federal Income Taxation of Non-U.S. Holders

Distributions

A Non-U.S. Holder generally will not be subject to U.S. federal income tax or withholding tax on distributions received (including a redemption treated as a distribution) with respect to Future Vision Ordinary Shares if the Non-U.S. Holder is not engaged in a U.S. trade or business. If the Non-U.S. Holder is engaged in a U.S. trade or business, our distributions will be subject to U.S. federal income tax to the extent they constitute income effectively connected with the Non-U.S. Holder’s U.S. trade or business (and a corporate Non-U.S. Holder may also be subject to U.S. federal branch profits tax).

Sale, Exchange or other Disposition (including a Redemption Treated as a Sale)

In general, a Non-U.S. Holder will not be subject to U.S. federal income tax or withholding tax on any gain resulting from the disposition of Future Vision Ordinary Shares provided the Non-U.S. Holder is not engaged in a U.S. trade or business. A Non-U.S. Holder that is engaged in a U.S. trade or business will be subject to U.S. federal income tax in the event the gain from the disposition is effectively connected with the conduct of such U.S. trade or business. However, even if not engaged in a U.S. trade or business, individual Non-U.S. Holders may be subject to tax on gain resulting from the disposition if they are present in the United States for 183 days or more during the taxable year of the disposition and meet certain other requirements.

Information Reporting and Backup Withholding

Dividend payments (including constructive dividends) and proceeds from the sale, exchange or redemption of Future Vision Securities may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding (currently at a rate of 24 percent) will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number (generally on an IRS Form W-9 provided to the relevant paying agent) and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status if required to do so. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Required Vote

Approval of the Adoption of Amended and Restated MAOA Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person or by proxy) at the Extraordinary Meeting at which a quorum is present.

The Insiders are expected to vote any Ordinary Shares owned by them in favor of the Adoption of Amended and Restated MAOA Proposal. In addition, subject to Rule 14e-5, during the period when they are not aware of any material nonpublic information regarding the Company or its securities, the Insiders may purchase public shares in privately negotiated transactions or in the open market prior to or following the Extraordinary Meeting. The purpose of such share purchases would be to increase the likelihood that the proposals to be voted upon at the Extraordinary Meeting are approved and to reduce the number of public shares that are redeemed.

Board Recommendation

The Board has unanimously approved the Adoption of Amended and Restated MAOA Proposal.

In addition, the Board was mindful of and took into account the conflicts, as described in “Interests of the Insiders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders.

After careful consideration of all relevant factors, the Board determined that the Adoption of Amended and Restated MAOA Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE Adoption of Amended and Restated MAOA PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

Overview

On September 13, 2024, we consummated the IPO of 5,750,000 Public Units to our public shareholders and a private placement of Private Units to the Sponsor. As a result, the gross proceeds were placed in the Trust Account, with Wilmington Trust, National Association (“Wilmington”) acting as trustee. As of July 24, 2026, the Record Date, the assets held in the Trust Account equated to approximately $10.97 per public share.

The Trust Agreement currently provides that Wilmington shall make withdrawals or commence liquidation of the Trust Account only: (i) promptly after its receipt of the applicable termination letter delivered by the Company in connection with a closing of an initial business combination, (ii) in connection with the Company’s inability to effect an initial business combination within the timeline specified in the Current MAOA, (iii) upon the Company’s request to withdraw interest to pay tax obligations, and (iv) upon the Company’s request to redeem ordinary shares properly submitted in connection with a shareholder vote to amend the Current MAOA to modify the substance or timing of the Company’s obligation to complete an initial business combination. Furthermore, the Current MAOA and Trust Agreement provide the contingency to extend the time to complete a business combination, provided that the Sponsor or its designees deposit the applicable extension fee into the Trust Account for each one-month extension. As of the date of this proxy statement, the Company currently has until August 13, 2026 to complete its business combination (or up to September 13, 2026, if fully extended under the existing terms upon the deposit of such extension fees).

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to allow the Company more time and flexibility to extend the timeline to complete a business combination up to twelve times, each by an additional one-month extension (each a “New Monthly Extension”), for a total of up to twelve months to September 13, 2027, provided that the Sponsor or its designee must deposit into the Trust Account the New Extension Fee in the amount of the lesser of (i) $65,000 for all remaining public shares and (ii) $0.0333 for each remaining public share in the Trust Account for each New Monthly Extension.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences If the Trust Amendment Proposal Is Not Approved

Each of the Extension Proposals is cross-conditioned on the approval of the other. Shareholder approval of each of the Extension Proposals is required for the implementation of the Board’s plan to amend the MAOA. The Board will not implement the Adoption of Amended and Restated MAOA Proposal unless our shareholders approve the Trust Amendment Proposal.

If, based upon the tabulated vote at the time of the Extraordinary Meeting, there are insufficient votes to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Extraordinary Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed by September 13, 2026, then as contemplated by and in accordance with the Trust Agreement, Wilmington, at the instruction of the Company, shall commence liquidation of the Trust Account. While the Current MAOA and Trust Agreement contemplate redemptions occurring promptly and within ten business days, the actual timing of when public shareholders receive redemption payments in their individual brokerage accounts may be subject to further administrative delays due to Cayman Islands winding-up procedures, the liquidation of Trust Account assets by Wilmington, and coordination and processing times by the transfer agent, the Depository Trust Company (DTC), and individual broker-dealers.

Vote Required for Approval

Pursuant to the terms of the Trust Agreement, approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. However, because approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the issued and outstanding ordinary shares, an abstention or a broker non-vote will have the same practical effect as a vote ‘AGAINST’ the Trust Amendment Proposal.

Recommendation of the Board

The Board has unanimously approved the Trust Amendment Proposal.

In addition, the Board considered the conflicts, as described in “Interests of the Insiders”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Board determined that the Trust Amendment Proposal is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see “Proposal No. 1 — The Adoption of Amended and Restated MAOA Proposal — Interests of the Insiders.”

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Adoption of Amended and Restated MAOA Proposal or the Trust Amendment Proposal at the time of the Extraordinary Meeting.

Consequences If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Board may not be able to adjourn the Extraordinary Meeting to a later date in the event that there are insufficient votes at the time of the Extraordinary Meeting to approve the Adoption of Amended and Restated MAOA Proposal or the Trust Amendment Proposal. In such event, if the Extension Proposals do not receive the requisite shareholder votes for approval, the Adoption of Amended and Restated MAOA will not be implemented and the Company will be forced to liquidate and dissolve in accordance with the Current MAOA.

Required Vote

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the Company’s Ordinary Shares entitled to vote and which are voted on such resolution (in person or by proxy) at the Extraordinary Meeting at which a quorum is present.

Accordingly, if a valid quorum is established, a shareholder’s failure to vote by proxy or in person at the Extraordinary Meeting, as well as an abstention, will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

After careful consideration of all relevant factors, the Board has determined that the Adjournment Proposal is fair to, and in the best interests of, the Company and its shareholders. The Board has unanimously approved and declared advisable the adoption of the Adjournment Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL IF PRESENTED.

When you consider the recommendation of our Board, you should keep in mind that the Insiders have interests that may be different from, or in addition to, your interests as a shareholder. For more details, see the section of this proxy statement titled “Proposal No. 1 — The Adoption of Amended and Restated MAOA Proposal — Interests of the Insiders.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date of the Extraordinary Meeting, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect beneficial ownership of the rights included in the units offered by this proxy statement or the included private placement as these rights are not convertible within 60 days of the date of this proxy statement.

The beneficial ownership of our Ordinary Shares is based on an aggregate of 7,544,000 Ordinary Shares issued and outstanding as of the Record Date.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
Directors and Executive Officers
Danhua Xu(2)	1,736,500	23.0%
Caihong Chen(2)	1,736,500	23.0%
Zheng “Terrence” Wu	-	-
Shuding Zeng	-	-
Lei Xiong	-	-
All executive officers and directors as a group (5 individuals)	1,736,500	23.0%

5% Holders
HWei Super Speed Co., Ltd.(2)	1,736,500	23.0%
Mizuho Financial Group, Inc.(3)	670,263	8.9%
Karpus Management, Inc.(4)	488,919	6.48%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Future Vision II Acquisition Corp., Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China.
(2)	HWei Super Speed Co., Ltd. is our sponsor. Each of our officers and directors is a shareholder of our sponsor; however, only our Chairman, Danhua Xu, and Chief Financial Officer, Caihong Chen, have voting securities in our sponsor and are the directors of our sponsor. They may be deemed to share voting and dispositive power over the shares held by our sponsor.
(3)	According to a Schedule 13G/A filed on August 13, 2025 by Mizuho Financial Group, Inc., whose principal business address is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.
(4)	According to a Schedule 13G filed on February 14, 2025 by Karpus Management, Inc., whose principal business address is 183 Sully’s Trail, Pittsford, New York 14534.

Householding Information

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China, or contact our legal counsel at usipo@concordsage.com and our transfer agent at kwhiteside@transhare.com, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary Meeting, you should contact the Company in writing at Future Vision II Acquisition Corp., Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China, or contact the Company or our legal counsel at usipo@concordsage.com.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary Meeting, or no later than August 14, 2026.

Annex A – Form of Amended and Restated MAOA

Companies Act (revised)

Company Limited by Shares

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

Future Vision II Acquisition Corp.

(ADOPTED BY SPECIAL RESOLUTION DATED ~~9 SEPTEMBER 2024 AND EFFECTIVE ON 11 SEPTEMBER 2024~~[●])

Companies Act (Revised)

Company Limited by Shares

Amended and Restated

Memorandum of Association

of

Future Vision II Acquisition Corp.

(Adopted by special resolution dated ~~9 September 2024 and effective on 11 September 2024~~[●])

1	The name of the Company is Future Vision II Acquisition Corp.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The share capital of the Company is USD50,000.00 divided into 500,000,000.00 ordinary shares of USD0.0001 each. Subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares;

(b)	to increase or reduce its capital;

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (revised)

Company Limited by ShareS

Amended and Restated

articles of Association

of

Future Vision II Acquisition Corp.

(ADOPTED BY SPECIAL RESOLUTION ~~ON 9 SEPTEMBER 2024 AND EFFECTIVE ON 11 SEPTEMBER 2024~~DATED [●])

CONTENTS

1.	Definitions, interpretation and exclusion of Table A	1
	Definitions	1
	Interpretation	4
	Exclusion of Table A Articles	5
2.	Commencement of Business	5
3.	Shares	6
	Power to issue Shares and options, with or without special rights	6
	Power to issue fractions of a Share	6
	Power to pay commissions and brokerage fees	6
	Trusts not recognised	7
	Power to vary class rights	7
	Effect of new Share issue on existing class rights	7
	No bearer Shares or warrants	8
	Treasury Shares	8
	Rights attaching to Treasury Shares and related matters	8
4.	Register of Members	8
5.	Share certificates	9
	Issue of share certificates	9
	Renewal of lost or damaged share certificates	9
6.	Lien on Shares	9
	Nature and scope of lien	9
	Company may sell Shares to satisfy lien	9
	Authority to execute instrument of transfer	10
	Consequences of sale of Shares to satisfy lien	10
	Application of proceeds of sale	10
7.	Calls on Shares and forfeiture	11
	Power to make calls and effect of calls	11
	Time when call made	11
	Liability of joint holders	11
	Interest on unpaid calls	11
	Deemed calls	11
	Power to accept early payment	11
	Power to make different arrangements at time of issue of Shares	12
	Notice of default	12

Annex A-i

	Forfeiture or surrender of Shares	12
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	12
	Effect of forfeiture or surrender on former Member	12
	Evidence of forfeiture or surrender	13
	Sale of forfeited or surrendered Shares	13
8.	Transfer of Shares	13
	Form of transfer	13
	Power to refuse registration	14
	Power to suspend registration	14
	Company may retain instrument of transfer	14
9.	Transmission of Shares	14
	Persons entitled on death of a Member	14
	Registration of transfer of a Share following death or bankruptcy	14
	Indemnity	15
	Rights of person entitled to a Share following death or bankruptcy	15
10.	Alteration of capital	15
	Increasing, consolidating, converting, dividing and cancelling share capital	15
	Dealing with fractions resulting from consolidation of Shares	15
	Reducing share capital	16
11.	Redemption and purchase of own Shares	16
	Power to issue redeemable Shares and to purchase own Shares	16
	Power to pay for redemption or purchase in cash or in specie	16
	Effect of redemption or purchase of a Share	17
12.	Meetings of Members	17
	Power to call meetings	17
	Content of notice	18
	Period of notice	18
	Persons entitled to receive notice	19
	Publication of notice on a website	19
	Time a website notice is deemed to be given	19
	Required duration of publication on a website	19
	Accidental omission to give notice or non-receipt of notice	19
13.	Proceedings at meetings of Members	20
	Quorum	20
	Lack of quorum	20

Annex A-ii

	Use of technology	20
	Chairman	20
	Right of a director to attend and speak	21
	Adjournment and Postponement	21
	Method of voting	21
	Taking of a poll	21
	Chairman’s casting vote	22
	Amendments to resolutions	22
	Written resolutions	22
	Sole-member company	23
14.	Voting rights of Members	23
	Right to vote	23
	Rights of joint holders	23
	Representation of corporate Members	23
	Member with mental disorder	24
	Objections to admissibility of votes	24
	Form of proxy	24
	How and when proxy is to be delivered	24
	Voting by proxy	25
15.	Number of directors	25
16.	Appointment, disqualification and removal of directors	25
	No age limit	25
	Corporate directors	26
	No shareholding qualification	26
	Appointment and removal of directors	26
	Resignation of directors	27
	Termination of the office of director	27
17.	Alternate directors	27
	Appointment and removal	27
	Notices	28
	Rights of alternate director	28
	Appointment ceases when the appointor ceases to be a director	29
	Status of alternate director	29
	Status of the director making the appointment	29

Annex A-iii

18.	Powers of directors	29
	Powers of directors	29
	Appointments to office	29
	Remuneration	30
	Disclosure of information	30
19.	Delegation of powers	30
	Power to delegate any of the directors’ powers to a committee	30
	Power to appoint an agent of the Company	31
	Power to appoint an attorney or authorised signatory of the Company	32
	Power to appoint a proxy	32
20.	Meetings of directors	32
	Regulation of directors’ meetings	32
	Calling meetings	32
	Notice of meetings	32
	Period of notice	33
	Use of technology	33
	Place of meetings	33
	Quorum	33
	Voting	33
	Validity	33
	Recording of dissent	33
	Written resolutions	33
	Sole director’s minute	34
21.	Permissible directors’ interests and disclosure	34
	Permissible interests subject to disclosure	34
	Notification of interests	34
	Voting where a director is interested in a matter	35
22.	Minutes	35
23.	Accounts and audit	35
	No automatic right of inspection	35
	Sending of accounts and reports	35
	Validity despite accidental error in publication on website	36
	Audit	36
24.	Financial year	37
25.	Record dates	37
26.	Dividends	37
	Declaration of dividends by Members	37

Annex A-iv

	Payment of interim dividends and declaration of final dividends by directors	37
	Apportionment of dividends	38
	Right of set off	38
	Power to pay other than in cash	38
	How payments may be made	38
	Dividends or other monies not to bear interest in absence of special rights	39
	Dividends unable to be paid or unclaimed	39
27.	Capitalisation of profits	39
	Capitalisation of profits or of any share premium account or capital redemption reserve	39
	Applying an amount for the benefit of members	40
28.	Share premium account	40
	Directors to maintain share premium account	40
	Debits to share premium account	40
29.	Seal	40
	Company seal	40
	Duplicate seal	40
	When and how seal is to be used	41
	If no seal is adopted or used	41
	Power to allow non-manual signatures and facsimile printing of seal	41
	Validity of execution	41
30.	Indemnity	41
	Indemnity	41
	Release	42
	Insurance	42
31.	Notices	42
	Form of notices	42
	Electronic communications	43
	Persons authorised to give notices	43
	Delivery of written notices	43
	Joint holders	43
	Signatures	43
	Evidence of transmission	43
	Giving notice to a deceased or bankrupt Member	44
	Date of giving notices	44
	Saving provision	44

Annex A-v

32.	Authentication of Electronic Records	45
	Application of Articles	45
	Authentication of documents sent by Members by Electronic means	45
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	45
	Manner of signing	45
	Saving provision	46
33.	Transfer by way of continuation	46
34.	Winding up	46
	Distribution of assets in specie	46
	No obligation to accept liability	46
	The directors are authorised to present a winding up petition	47
35.	Amendment of Memorandum and Articles	47
	Power to change name or amend Memorandum	47
	Power to amend these Articles	47
36.	Mergers and Consolidations	47
37.	Business Combination	47
38.	Certain Tax Filings	50
39.	Business Opportunities	51
40.	Annual Return	51

Annex A-vi

Companies Act (Revised)

Company Limited by Shares

Amended and Restated

Articles of Association

of

Future Vision II Acquisition Corp.

(Adopted by special resolution dated ~~9 September 2024 and effective on 11 September 2024~~[●])

1.	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Articles means, as appropriate:

(a)	these articles of association as amended from time to time: or

(b)	two or more particular articles of these Articles;

and Article refers to a particular article of these Articles.

Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 23.8 hereof, or any successor audit committee.

Auditor means the auditor or auditors for the time being of the Company.

Business Combination means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (each a target business), which Business Combination: (a) must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account); and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

Annex A-1

Business Day means a day other than a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City, a Saturday or a Sunday.

Cayman Islands means the British Overseas Territory of the Cayman Islands.

Clear Days, in relation to a period of notice, means that period of calendar days excluding:

(a)	the calendar day when the notice is given or deemed to be given; and

(b)	the calendar day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognized by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading.

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other.

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Founders means all Members immediately prior to the consummation of the IPO.

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth; and

Annex A-2

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors.

Investor Group means the Sponsor and its Affiliates, successors and assigns.

IPO means the Company’s initial public offering of securities.

IPO Redemption has the meaning given to it in Article 37.6.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the memorandum of association of the Company as amended from time to time.

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee, and in the absence of such committee, with respect to future Officers and directors of the Company, nominees for directors must be selected or recommended by Independent Directors constituting a majority of the board of directors’ Independent Directors in a vote in which only Independent Directors participate.

Officer means a person appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator and excluding the Secretary.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes by Members who (being entitled to do so) vote in person or by proxy or, in the case of corporations, by their duly authorised representatives, at that meeting. The expression also includes a unanimous written resolution.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

Public Share means a Share issued as part of the units (as described in Article 3.4) issued in the IPO.

Partly Paid Up means:

(a)	in relation to a Share with par value, that the par value for that Share and any premium payable in respect of the issue of that Share, has not been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has not been fully paid or credited as paid in money or money’s worth;

Redemption Price has the meaning given to it in Article 37.6.

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Representative means a representative of the Underwriters.

Annex A-3

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means an ordinary share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution means a resolution of a duly constituted general meeting of the Company or a resolution of a meeting of the holders of any class of Shares in a class meeting duly constituted in accordance with the Articles in each case passed by a majority of not less than two-thirds of the votes by Members who (being entitled to do so) vote in person or by proxy at that meeting. The expression includes a unanimous written resolution signed by all of the Members entitled to vote at such meeting.

Sponsor means Hwei Super Speed Co., Ltd, a company incorporated under the laws of the British Virgin Islands.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 3.14.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of like units comprising like securities to those included in the IPO by the Company simultaneously with the closing date of the IPO, will be deposited; interest on the balance of which may be released to the Company from time to time to pay the Company’s income or other tax obligations, and up to US$50,000 of such interest on the balance of the Trust Account may also be released to pay the liquidation expenses of the Company, if applicable.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any directors of the Company) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

Annex A-4

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature.

(k)	Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

(l)	The term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

(m)	The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2.	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit.

2.2	The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

Annex A-5

3.	Shares

Power to issue Shares and options, with or without special rights

3.1	Subject to the provisions, if any, in the Act, the Memorandum (and to any direction that may be given by the Company in general meeting), these Articles and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

3.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares:

(a)	either at a premium or at par; or

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

3.3	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

3.4	The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

Power to issue fractions of a Share

3.5	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

3.6	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

3.7	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Annex A-6

Trusts not recognised

3.8	Except as required by the Act:

(a)	the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Act) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

3.9	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding not less than two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

3.10	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

Effect of new Share issue on existing class rights

3.11	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

3.12	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares, it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class, it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

Annex A-7

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

3.13	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

3.14	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

3.15	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to the Company in respect of a Treasury Share.

3.16	The Company shall be entered in the Register of Members as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a Member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

3.17	Nothing in the preceding Article prevents an allotment of Shares as Fully Paid bonus shares in respect of a Treasury Share and Shares allotted as Fully Paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

3.18	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

4.	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

4.2	The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

4.3	The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the register of Members may be maintained in accordance with section 40B of the Act.

Annex A-8

5.	Share certificates

Issue of share certificates

5.1	Upon being entered in the Register of Members as the holder of a Share, a Member shall be entitled:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or Partly Paid Up. A certificate may be executed under seal or executed in such other manner as the directors determine.

5.3	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

5.4	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

6.	Lien on Shares

Nature and scope of lien

6.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all monies payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those monies are presently payable.

6.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

6.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

Annex A-9

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within fourteen (14) Clear Days after that notice is deemed to be given under these Articles.

and Shares to which this Article 6.3 applies shall be referred to as Lien Default Shares.

6.4	The Lien Default Shares may be sold in such manner as the directors determine.

6.5	To the maximum extent permitted by applicable laws, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

6.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Lien Default Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Lien Default Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

6.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Lien Default Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate (if any) for those Lien Default Shares.

Notwithstanding the provisions of Article 6.7, such person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Lien Default Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Lien Default Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

6.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Lien Default Shares have been sold:

(a)	if no certificate for the Lien Default Shares was issued, at the date of the sale; or

(b)	if a certificate for the Lien Default Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Lien Default Shares before the sale.

Annex A-10

7.	Calls on Shares and forfeiture

Power to make calls and effect of calls

7.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any monies unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

7.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

7.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

7.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

7.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

7.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

7.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

7.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Annex A-11

Power to make different arrangements at time of issue of Shares

7.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

7.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued; and

(c)	any expenses which have been incurred by the Company due to that person’s default.

7.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

7.12	If the notice given pursuant to Article 7.10 is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

7.13	The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

7.14	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

7.15	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

Annex A-12

7.16	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all monies which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those monies before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

7.17	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

7.18	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

8.	Transfer of Shares

Form of transfer

8.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws or in any other form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are Partly Paid Up, by or on behalf of that Member and the transferee.

8.2	The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Annex A-13

Power to refuse registration

8.3	If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

8.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

8.5	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

9.	Transmission of Shares

Persons entitled on death of a Member

9.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

9.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

9.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

9.4	That person must produce such evidence of his entitlement as the directors may properly require.

9.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

9.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is Partly Paid Up, the transferor and the transferee must execute an instrument of transfer.

9.7	All these Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Annex A-14

Indemnity

9.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

9.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares.

10.	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

10.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

10.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members deal with the fractions as it thinks fit, including (without limitation):

(a)	either round up or down the fraction to the nearest whole number, such rounding to be determined by the directors acting in their sole discretion;

(b)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); or

(c)	distribute the net proceeds in due proportion among those Members.

Annex A-15

For the purposes of Article 10.2, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

10.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

11.	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

11.1	Subject to the Act and Article 37, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

11.2	With respect to redeeming, repurchasing or surrendering of Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.3;

(b)	Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that such shares will represent 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)	Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 37.2(b).

Power to pay for redemption or purchase in cash or in specie

11.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 11.1, or otherwise by agreement with the Member holding those Shares.

Annex A-16

Effect of redemption or purchase of a Share

11.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the Register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the Member’s name is removed from the Register of Members with respect to the Shares the subject of the redemption or purchase.

11.5	For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members.

12.	Meetings of Members

Power to call meetings

12.1	To the extent required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws) be obliged to, in each year hold any other general meeting.

12.2	The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

12.3	Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

12.4	All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

12.5	The directors may call a general meeting at any time.

12.6	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

12.7	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

12.8	The requisition must be in writing and given by one or more Members who together hold not less than 40% of the rights to vote at such general meeting.

Annex A-17

12.9	The requisition must also:

(a)	specify the purpose of the meeting;

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners; and

(c)	be delivered in accordance with the notice provisions.

12.10	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

12.11	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 40% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

12.12	Members seeking to bring business before the annual general meeting or to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

12.13	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	if the meeting is to be held in two or more places, or any meeting at which Electronic Communication Facilities will be utilized (including any Virtual Meeting), the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilize such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

12.14	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

12.15	At least seven Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

Annex A-18

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

Persons entitled to receive notice

12.16	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

12.17	Subject to the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

12.18	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

12.19	A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

12.20	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

12.21	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

Annex A-19

(b)	non-receipt of notice of the meeting by any person entitled to notice.

12.22	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

13.	Proceedings at meetings of Members

Quorum

13.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than one-third of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 37.9 shall be a majority of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Lack of quorum

13.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

13.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

13.4	The chairman of a general meeting (including any Virtual Meeting) shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting. The chairman of the meeting shall be entitled to attend and participate at any such general meeting by means of Electronic Communication Facilities, and to act as the chairman of such general meeting, in which event the chairman of the meeting shall be deemed to be present at the meeting.

Annex A-20

13.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a director to attend and speak

13.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment and Postponement

13.7	The chairman may at any time adjourn a meeting. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

13.8	Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

13.9	If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

13.10	When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed.

Method of voting

13.11	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

13.12	A poll demanded on the question of adjournment shall be taken immediately.

13.13	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

13.14	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

13.15	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Annex A-21

Chairman’s casting vote

13.16	If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

13.17	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

13.18	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

13.19	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

13.20	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

13.21	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

13.22	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Annex A-22

Sole-member company

13.23	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

14.	Voting rights of Members

Right to vote

14.1	Subject to any rights or restrictions attached to any Member’s Shares, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

14.2	Members may vote in person or by proxy.

14.3	Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

14.4	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

14.5	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

14.6	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

14.7	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

14.8	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

14.9	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

14.10	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

14.11	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

14.12	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

Annex A-23

14.13	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

14.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

14.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

14.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

14.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

14.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying these Articles about authentication of Electronic Records.

14.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

14.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

14.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

Annex A-24

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

14.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

14.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

14.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

15.	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum shall be ten.

16.	Appointment, disqualification and removal of directors

No age limit

16.1	There is no age limit for directors save that they must be aged at least 18 years.

Annex A-25

Corporate directors

16.2	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, these Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to these Articles about directors’ meetings.

No shareholding qualification

16.3	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

16.4	All directors shall hold office until the next annual general meeting. They shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.5	After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

16.6	Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.7	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

16.8	A remaining director may appoint a director even though there is not a quorum of directors.

Annex A-26

16.9	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

16.10	For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as applicable laws or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

16.11	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

16.12	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

16.13	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Cayman Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)	all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with these Articles or by a resolution in writing signed by all of the other directors.

17.	Alternate directors

Appointment and removal

17.1	Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 17.4(c)).

Annex A-27

17.2	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 17.4.

17.3	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 17.1.

17.4	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

17.5	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

17.6	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

17.7	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

17.8	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Annex A-28

Appointment ceases when the appointor ceases to be a director

17.9	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

17.10	An alternate director shall carry out all functions of the director who made the appointment.

17.11	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

17.12	An alternate director is not the agent of the director appointing him.

17.13	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

17.14	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

18.	Powers of directors

Powers of directors

18.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

18.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

18.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as vice-chairman of the board of directors;

(c)	as managing director;

(d)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

18.4	The appointee must consent in writing to holding that office.

18.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

18.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

Annex A-29

18.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

18.8	The Secretary or Officer must consent in writing to holding that office.

18.9	A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

Remuneration

18.10	The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

18.11	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

18.12	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

18.13	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

19.	Delegation of powers

Power to delegate any of the directors’ powers to a committee

19.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee, if any). Persons on the committee may include non-directors so long as the majority of those persons are directors.

Annex A-30

19.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

19.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

19.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

19.5	The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating Committee (if established) shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under applicable laws. With regards to directors to be nominated, nominees:

●	should possess personal qualities and characteristics, accomplishments and reputation in the business community;

●	should have current knowledge and contacts in the communities in which the Company do business and, in the Company’s industry, or other industries relevant to business of the Company;

●	should have the ability and willingness to commit adequate time to the board of directors and committee matters;

●	should demonstrate ability and willingness to commit adequate time to the board of directors and committee matters;

●	should possess the fit of the individual’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to the Company’s needs; and

●	should demonstrate diversity of viewpoints, background, experience, and other demographics, and all aspects of diversity in order to enable the board of directors to perform its duties and responsibilities effectively, including candidates with a diversity of age, gender, nationality, race, ethnicity, and sexual orientation.

Power to appoint an agent of the Company

19.6	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Annex A-31

Power to appoint an attorney or authorised signatory of the Company

19.7	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

19.8	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

Power to appoint a proxy

19.9	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

19.10	Articles 17.1 to 17.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

19.11	A proxy is an agent of the director appointing him and is not an Officer.

20.	Meetings of directors

Regulation of directors’ meetings

20.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

20.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

20.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Annex A-32

Period of notice

20.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

20.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

20.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

20.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

Quorum

20.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

20.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

20.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

20.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

20.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

Annex A-33

20.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

20.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

20.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

21.	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

21.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

21.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

21.3	Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

21.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

21.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Annex A-34

Voting where a director is interested in a matter

21.6	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

21.7	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

22.	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

23.	Accounts and audit

Accounting and other records

23.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

23.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

23.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

23.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

Annex A-35

23.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

23.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

23.7	The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

23.8	Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

23.9	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilize the Audit Committee for the review and approval of potential conflicts of interest.

23.10	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

23.11	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

23.12	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

23.13	Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

Annex A-36

23.14	Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval.

23.15	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

24.	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

25.	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)	calling a general meeting;

(b)	declaring or paying a dividend;

(c)	making or issuing an allotment of Shares; or

(d)	conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

26.	Dividends

Declaration of dividends by Members

26.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

26.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

26.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

Annex A-37

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

26.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non- preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

26.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

26.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

26.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

26.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose – by wire transfer to that bank account; or

Annex A-38

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

26.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any applicable laws or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

26.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

26.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other monies not to bear interest in absence of special rights

26.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

26.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

26.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

27.	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

27.1	The directors may resolve to capitalize:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

Annex A-39

The amount resolved to be capitalized must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of Partly Paid Up Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain Partly Paid Up.

Applying an amount for the benefit of members

27.2	The amount capitalized must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalized had been distributed as a dividend.

27.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

28.	Share premium account

Directors to maintain share premium account

28.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

28.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

28.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

29.	Seal

Company seal

29.1	The Company may have a seal if the directors so determine.

Duplicate seal

29.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

Annex A-40

When and how seal is to be used

29.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

29.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

29.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

29.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

30.	Indemnity

Indemnity

30.1	To the extent permitted by applicable laws, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary, director or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s, director’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary, director or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

Annex A-41

Such indemnity only applies if the directors are of the view that, in the absence of fraud, wilful default or wilful neglect, such existing or former Secretary, director or Officer acted honestly and in good faith with a view to what the person believes is in the best interests of the Company and, in the case of criminal proceedings, such person had no reasonable cause to believe that their conduct was unlawful. No such existing or former Secretary, director or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

30.2	To the extent permitted by applicable laws, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary, director or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary, director or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary, director or that Officer for those legal costs.

Release

30.3	To the extent permitted by applicable laws, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

Insurance

30.4	To the extent permitted by applicable laws, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

31.	Notices

Form of notices

31.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

Annex A-42

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

31.2	Without limitation to Articles 17.1 to 17.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 19.8 to 19.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

31.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

31.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

31.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

31.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

31.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

31.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

31.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

Annex A-43

31.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

31.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

31.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

31.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery
By leaving it at the member’s registered address	At the time and date it was left
If the recipient has an address within the Cayman Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted
If the recipient has an address outside the Cayman Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting
By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent
By publication on a website	See these Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

31.14	None of the preceding notice provisions shall derogate from these Articles about the delivery of written resolutions of directors and written resolutions of Members.

Annex A-44

32.	Authentication of Electronic Records

Application of Articles

32.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 32.2 or Article 32.4 applies.

Authentication of documents sent by Members by Electronic means

32.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

32.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 32.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

32.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

32.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 32.7 applies.

Manner of signing

32.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Annex A-45

Saving provision

32.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

33.	Transfer by way of continuation

33.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Cayman Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

33.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

34.	Winding up

Distribution of assets in specie

34.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

34.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

Annex A-46

The directors are authorised to present a winding up petition

34.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

35.	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

35.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

35.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

36.	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

37.	Business Combination

37.1	Notwithstanding any other provision of these Articles, this Article 37 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 37.10. In the event of a conflict between this Article 37 and any other Articles, the provisions of this Article 37 shall prevail and this Article may not be amended prior to the consummation of a Business Combination without a Special Resolution.

37.2	Prior to the consummation of any Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets (after payment of the deferred underwriting commissions) to be less than US$5,000,001.

37.3	If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

Annex A-47

37.4	If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC.

37.5	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

37.6	Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001.

37.7	The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

37.8	The Company has until ~~18~~24 months from the closing of the IPO to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination within ~~18~~24 months from the closing of the IPO, the Company may, by Resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to ~~six~~twelve times, each by an additional one month (for a total of up to ~~24~~36 months to complete a Business Combination), subject to the Sponsor (or its designee) depositing additional funds into the Trust Account ~~upon five days advice notice~~ prior to the applicable deadline in accordance with terms as set out in the Trust Agreement ~~and referred to in the Registration Statement~~. In the event that the Company does not consummate a Business Combination by ~~18~~24 months from the closing of the IPO or ~~24~~36 months from the closing of the IPO (subject in the latter case to valid one month extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any (less up to US$50,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

Annex A-48

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable laws.

37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within ~~18~~24 months from the closing of the IPO (or ~~24~~36 months from the closing of the IPO pursuant to Article 37.8 (subject in the latter case to valid one month extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue.

37.10	Except for the withdrawal of interest to pay taxes, if any, none of the funds held in the Trust Account shall be released from the Trust Account:

(a)	to the Company, until completion of any Business Combination; or

(b)	to the Members holding Public Shares, until the earliest of:

(i)	a repurchase of Shares by means of a Tender Offer pursuant to Article 37.2(b);

(ii)	an IPO Redemption pursuant to Article 37.6;

(iii)	a distribution of the Trust Account pursuant to Article 37.8; or

(iv)	an Amendment Redemption pursuant to Article 37.9.

In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

Annex A-49

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond ~~18~~24 months from the closing of the IPO or ~~24~~36 months from the closing of the IPO pursuant to Article 37.8 (subject in the latter case to valid one month extensions having been made in each case); or

(B)	amend the foregoing provisions of these Articles.

37.12	The Company must complete one or more Business Combinations, which must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account). An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations

37.13	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any director or Officer of the Company and any Affiliate or relative of such director or Officer.

37.14	A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors.

37.15	The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm, which is a member of United States Financial Industry Regulatory Authority, or another independent valuation or appraisal firm that such a Business Combination or transaction is fair to the Company from a financial point of view.

37.16	Any Business Combination must be approved by a majority of the Independent Directors.

38.	Certain Tax Filings

38.1	Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of these Articles.

Annex A-50

39.	Business Opportunities

39.1	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an “Investor Group Related Person”) may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith.

39.2	To the fullest extent permitted by applicable laws, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by applicable laws, and subject to his or her fiduciary duties under applicable laws, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3	Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge.

39.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by applicable laws, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by applicable laws, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

40.	Annual Return

40.1	The directors in each calendar year shall prepare or cause to be prepared an annual return and declaration setting forth the particulars required by the Act and shall deliver a copy thereof to the registrar of companies for the Cayman Islands.

Annex A-51

Annex B – Form of Amendment to IMTA

AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of AUGUST 21, 2026, by and between Future Vision II Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Wilmington Trust, National Association, a national banking association (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated September 11, 2024, by and between the parties hereto (as the same may be amended, restated or supplemented, the “Trust Agreement”).

WHEREAS, Section 1(i) of the Trust Agreement currently provides that the Trustee shall commence liquidation of the Trust Account upon the date which is the later of (1) 18 months after the closing of the Offering, unless extended up to 24 months by means of up to six one-month extensions, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association;

WHEREAS, Section 6(c) of the Trust Agreement provides that certain provisions of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of sixty-five percent (65%) of the then outstanding Ordinary Shares, par value $0.0001 per share, of the Company;

WHEREAS, at an extraordinary general meeting of the Company held on August 21, 2026, the Company obtained the affirmative vote of at least sixty-five percent (65%) of the then outstanding Ordinary Shares of the Company to approve (i) an amendment to the Company’s amended and restated memorandum and articles of association to extend the time the Company has to complete a Business Combination from September 13, 2026 to up to September 13, 2027, and (ii) this Amendment;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendments to Trust Agreement.

Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) September 13, 2026, or up to September 13, 2027 if the Company extends the time to complete its initial Business Combination by electing to extend the date for up to twelve (12) times by an additional one month each time (each, a “New Monthly Extension”), provided that the Sponsor or its designee deposits into the Trust Account an extension fee in the amount of the lesser of (i) $65,000 for all remaining Public Shares and (ii) $0.0333 for each remaining Public Share in the Trust Account for each New Monthly Extension, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association; provided, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date;”

Annex B-1

Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

FUTURE VISION II ACQUISITION CORP.

By:
Name:	Danhua Xu
Title:	Chief Executive Officer and Chairwoman of the Board of Directors

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:	Amy M. Kohr
Title:	Assistant Vice President

Annex B-3

Annex D – Form of Proxy Card

FUTURE VISION II ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON AUGUST 21, 2026

The undersigned, revoking any previous proxies relating to these shares with respect to the Proposals provided hereof, hereby acknowledges receipt of the notice and Proxy Statement, dated August 7, 2026, in connection with the Extraordinary General Meeting to be held at 10:00 a.m. Beijing Time on August 21, 2026, at the offices of the Company located at Xiandai Tongxin Building, 201 Xin Jinqiao Road, Rm 302, Pudong New District, Shanghai, China, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Danhua Xu the attorney and proxy of the undersigned, with power of substitution, to vote all ordinary shares of Future Vision II Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the Extraordinary General Meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3 SET FORTH BELOW.

HOW TO VOTE YOUR PROXY

Control Number: _________________________

●	TO VOTE ONLINE: Go to www.Transhare.com and click on “Vote Your Proxy”. Enter your Control Number listed above.

●	TO VOTE BY EMAIL: Please email your signed proxy card to Proxy@Transhare.com

●	TO VOTE BY FAX: Please fax this proxy card to 1.727.269.5616

●	TO VOTE BY MAIL: Please sign, date, and mail to:

Proxy Team

Transhare Corporation

17755 US Highway 19 N, Suite 140

Clearwater FL 33764

Annex D-1

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

PROPOSAL 1 — Adoption of Amended and Restated MAOA Proposal

A proposal by special resolution, to amend and restate the Company’s Current MAOA by deleting the Current MAOA in its entirety and substituting it by the adoption of the amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement (the “Amended and Restated MAOA”), to provide that the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company with one or more businesses, which we refer to as a “business combination,” or (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and redeem or repurchase 100% of the Company’s public shares included as part of the units sold in the Company’s initial public offering (the “IPO”), by September 13, 2026 (the “Termination Date”), and if the Company does not consummate a business combination by the Termination Date, the Termination Date may be extended up to 12 times, each by an additional one-month extension, for a total of up to 12 months to September 13, 2027 (the “New Monthly Extension”), representing the maximum 36-month period from the effectiveness of the IPO registration statement allowed by Nasdaq Listing Rule IM-5101-2, without the need for any further approval of the Company’s shareholders (such proposal, the “Adoption of Amended and Restated MAOA Proposal”). The full wording of the special resolution to approve the Adoption of Amended and Restated MAOA Proposal is set out in Annex A to the accompanying proxy statement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 2 — Trust Amendment Proposal

A proposal to approve by the affirmative vote of at least 65% of the issued and outstanding ordinary shares of the Company, an amendment of the Investment Management Trust Agreement (as the same may be amended, restated or supplemented, the “Trust Agreement”), substantively in the form set forth in Annex B to the accompanying proxy statement, by and between the Company and Wilmington Trust, National Association (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal” and, together with the Adoption of Amended and Restated MAOA Proposal, the “Extension Proposals”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3 — Adjournment Proposal

A proposal by ordinary resolution, to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the other proposals or if we determine that additional time is necessary to effectuate any of the proposals (the “Adjournment Proposal” and together with the Extension Proposals, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Annex D-2

For address change/comments, mark here. ☐

(see below for instructions)

Please indicate if you intend to attend this meeting: ☐ YES      ☐ NO

Signature of Shareholder:	Date:

Signature of Joint Shareholder (if applicable):	Date:

Name shares held in (Please print):

Account Number (if any):

No. of Shares Entitled to Vote:

Note:

Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ABSTENTIONS AND BROKER NON-VOTES WILL BE COUNTED IN CONNECTION WITH THE DETERMINATION OF WHETHER A VALID QUORUM IS ESTABLISHED FOR THE EXTRAORDINARY MEETING BUT WILL HAVE NO EFFECT ON THE OUTCOME OF THE Adoption of Amended and Restated MAOA PROPOSAL, THE TRUST AMENDMENT PROPOSAL, OR THE ADJOURNMENT PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Annex D-3